                                   FORM 8-K
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of l934

Date of Report (Date of earliest event reported)     February 11, 1998
                                                --------------------------------

--------------------------------------------------------------------------------

                               FCC National Bank
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charters)


  United States of America               0-16337                 51-0269396
--------------------------------------------------------------------------------
(State or other jurisdiction           (Commission              (IRS Employer
     of incorporation)                File Numbers)          Identification No.)


One Gateway Center, 300 King Street, Wilmington, Delaware            19801
--------------------------------------------------------------------------------
         (Address of principal executive office)                  (Zip Code)


Registrant's telephone number, including area code:   302-656-5020

                                         Page 1 of 89
                                         Exhibit Index on Page 5

Item 5.  Other Events.
------

The Registrant's hereby incorporates by reference the information contained in
Exhibit 28 hereto in response to this Item 5.

Item 7.  Financial Statements and Exhibits.
-------

(c) Exhibits
       28A.  Monthly Servicer's Certificate -
             6.25% Asset Backed Certificates Series 1992-E,
             Floating Rate Asset Backed Certificates Series
             1993-F, Floating Rate Credit Card Certificates
             Series 1993-H, Floating Rate Asset Backed
             Certificates Series 1994-J, Floating Rate
             Credit Card Certificates Series 1994-K, 7.15%
             Credit Card Certificates Series 1994-L, Floating Rate
             Credit Card Certificates Series 1995-M, Floating Rate
             Credit Card Certificates Series 1995-N, Floating Rate
             Credit Card Certificates Series 1995-O, Floating Rate
             Credit Card Certificates Series 1995-P, Floating
             Rate Asset Backed Certificates Series 1996-Q, Floating
             Rate Asset Backed Certificates Series 1996-R,
             Floating Rate Asset Backed Certificates Series 1996-S, Floating Rate Asset Backed Certificates Series 1997-T and Floating Rate Asset Backed Certificates Series 1997-U.

       28B.  Certificateholder's Payment Date Statement -
             First Chicago Master Trust II 6.25% Asset Backed
             Certificates Series 1992-E.

       28C.  Certificateholder's Payment Date Statement -
             First Chicago Master Trust II Floating Rate Asset
             Backed Certificates Series 1993-F.

       28D.  Certificateholder's Payment Date Statement -
             First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1993-H.

       28E.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Asset
             Backed Certificates Series 1994-J.

       28F.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1994-K.

       28G.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II 7.15% Credit Card
             Certificates Series 1994-L.

       28H.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1995-M.

       28I.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1995-N.

       28J.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1995-O.

       28K.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1995-P.

       28L.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1996-Q.

       28M. Certificateholder's Payment Date Statement-First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1996-R.

       28N. Certificateholder's Payment Date Statement-First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1996-S.

       28O. Certificateholder's Payment Date Statement-First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1997-T

       28P. Certificateholder's Payment Date Statement-First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1997-U

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             FCC NATIONAL BANK
                             ----------------------------------
                             (Registrant)


Date: February 11, 1998      By  /s/  Sharon A. Renchof
                             --------------------------------
                             Title: Assistant Secretary

                               INDEX TO EXHIBITS


Exhibit                 Description of
Number                      Exhibit
-------                 --------------
  28A.          Monthly Servicer's Certificate -
                  First Chicago Master Trust II
                  6.25% Asset Backed Certificates
                  Series 1992-E, Floating Rate Asset
                  Backed Certificates Series 1993-F,
                  Floating Rate Credit Card Certificates
                  Series 1993-H, Floating Rate Asset
                  Floating Rate Asset Backed Certificates
                  Series 1994-J, Floating Rate Credit Card
                  Certificates Series 1994-K, 7.15% Credit
                  Card Certificates Series 1994-L, Floating
                  Rate Credit Card Certificates Series
                  1995-M, Floating Rate Credit Card
                  Certificates Series 1995-N, Floating Rate
                  Credit Card Certificates Series 1995-O,
                  Floating Rate Credit Card Certificates
                  Series 1995-P, Floating Rate Asset
                  Backed Certificates Series 1996-Q, Floating
                  Rate Asset Backed Certificates Series
                  1996-R, Floating Rate Asset Backed
                  Certificates Series 1996-S,
                  Floating Rate Asset Backed Certificates Series 1997-T
                  and Floating Rate Asset Backed Certificates Series 1997-U
  28B.          Certificateholder's Payment Date
                  Statement - First Chicago Master
                  Trust II 6.25% Asset Backed
                  Certificates Series 1992-E.

  28C.          Certificateholder's Payment Date
                  Statement - First Chicago Master
                  Trust II Floating Rate Asset Backed
                  Certificates Series 1993-F.

  28D.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Credit Card
           Certificates Series 1993-H.

  28E.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Asset Backed
           Certificates Series 1994-J.

  28F.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Credit Card
           Certificates Series 1994-K.

  28G.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II 7.15% Credit Card
           Certificates Series 1994-L.

  28H.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Credit Card
           Certificates Series 1995-M.

  28I.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Credit Card
           Certificates Series 1995-N.

  28J.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Credit Card
           Certificates Series 1995-O.

  28K.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Credit Card
           Certificates Series 1995-P.

  28L.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Asset Backed
           Certificates Series 1996-Q.

  28M.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Asset Backed
           Certificates Series 1996-R.

  28N.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Asset Backed
           Certificates Series 1996-S.

  28O.   Certificateholder's Payment Date
           Statement-First Chicago Master
           Trust II Floating Rate Asset Backed
           Certificates Series 1997-T

  28P.   Certificateholder's Payment Date
           Statement-First Chicago Master
           Trust II Floating Rate Asset Backed
           Certificates Series 1997-U

                                                                     EXHIBIT 28A


                        MONTHLY SERVICER'S CERTIFICATE



                               FCC NATIONAL BANK



              ---------------------------------------------------

                         FIRST CHICAGO MASTER TRUST II

                               February 9, 1998

              ---------------------------------------------------



The undersigned, duly authorized representatives of FCC National Bank ("FCCNB"), as Servicer pursuant to the Pooling and Servicing Agreement dated as of June 1, 1990, as amended and supplemented, (the "Pooling and Servicing Agreement") by and between FCCNB, as Seller and Servicer and Norwest Bank Minnesota, National Association, as Trustee, does hereby certify as follows:


  1. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing
      Agreement.

  2. FCCNB is as of the date hereof the Seller and the Servicer under the Pooling and Servicing
      Agreement.


  3.  The undersigned are Servicing Officers.


  4.  The aggregate amount of Collections
      processed for the Due Period for this
      Distribution Date was equal to . . . .                   $4,074,152,839.96

                                    7 of 89

  5.  (a)  The aggregate amount of such Collections
      allocated to Principal Receivables for the
      Due Period for this Distribution Date was
      equal to . . . . . . . . . . . . . . . . . .            $3,849,247,562.14

      (b)  The aggregate amount of such Collections
      allocated to Finance Charge Receivables for the
      Due Period for this Distribution Date was
      equal to . . . . . . . . . . . . . . . . . .              $224,905,277.82

  6.  The aggregate Interchange Amount, (which
      will be included as Finance Charge Receivables
      for all Series), for this distribution
      date was equal to. . . . . . . . . . . . . .               $55,889,576.53

  7.  The Invested Percentage of Collections
      allocated to Principal Receivables
      for the Due Period was equal to for:
      Series 1992-E . . . . . . . . . . . . . . .                         6.226%
      Series 1993-F . . . . . . . . . . . . . . .                         4.358%
      Series 1993-H . . . . . . . . . . . . . . .                         4.358%
      Series 1994-J . . . . . . . . . . . . . . .                         3.113%
      Series 1994-K . . . . . . . . . . . . . . .                         3.113%
      Series 1994-L . . . . . . . . . . . . . . .                         3.113%
      Series 1995-M . . . . . . . . . . . . . . .                         3.558%
      Series 1995-N . . . . . . . . . . . . . . .                         3.558%
      Series 1995-O . . . . . . . . . . . . . . .                         3.558%
      Series 1995-P . . . . . . . . . . . . . . .                         3.558%
      Series 1996-Q . . . . . . . . . . . . . . .                         6.404%
      Series 1996-R . . . . . . . . . . . . . . .                         2.846%
      Series 1996-S . . . . . . . . . . . . . . .                         4.981%
      Series 1997-T . . . . . . . . . . . . . . .                         4.269%
      Series 1997-U . . . . . . . . . . . . . . .                         2.846%

  8.  The Invested Percentage of Collections
      allocated to Finance Charge Receivables for
      the Due Period was equal to for:
      Series 1992-E . . . . . . . . . . . . . . .                         0.519%
      Series 1993-F . . . . . . . . . . . . . . .                         3.995%
      Series 1993-H . . . . . . . . . . . . . . .                         4.358%
      Series 1994-J . . . . . . . . . . . . . . .                         3.113%
      Series 1994-K . . . . . . . . . . . . . . .                         3.113%
      Series 1994-L . . . . . . . . . . . . . . .                         3.113%
      Series 1995-M . . . . . . . . . . . . . . .                         3.558%
      Series 1995-N . . . . . . . . . . . . . . .                         3.558%
      Series 1995-O . . . . . . . . . . . . . . .                         3.558%
      Series 1995-P . . . . . . . . . . . . . . .                         3.558%
      Series 1996-Q . . . . . . . . . . . . . . .                         6.404%
      Series 1996-R . . . . . . . . . . . . . . .                         2.846%
      Series 1996-S . . . . . . . . . . . . . . .                         4.981%
      Series 1997-T . . . . . . . . . . . . . . .                         4.269%
      Series 1997-U . . . . . . . . . . . . . . .                         2.846%

                                    8 of 89

  9.  The Invested Percentage with respect to
      the Investor Default Amount for
      the Due Period was equal to for:
      Series 1992-E . . . . . . . . . . . . . .                   0.519%
      Series 1993-F . . . . . . . . . . . . . .                   3.995%
      Series 1993-H . . . . . . . . . . . . . .                   4.358%
      Series 1994-J . . . . . . . . . . . . . .                   3.113%
      Series 1994-K . . . . . . . . . . . . . .                   3.113%
      Series 1994-L . . . . . . . . . . . . . .                   3.113%
      Series 1995-M . . . . . . . . . . . . . .                   3.558%
      Series 1995-N . . . . . . . . . . . . . .                   3.558%
      Series 1995-O . . . . . . . . . . . . . .                   3.558%
      Series 1995-P . . . . . . . . . . . . . .                   3.558%
      Series 1996-Q . . . . . . . . . . . . . .                   6.404%
      Series 1996-R . . . . . . . . . . . . . .                   2.846%
      Series 1996-S . . . . . . . . . . . . . .                   4.981%
      Series 1997-T . . . . . . . . . . . . . .                   4.269%
      Series 1997-U . . . . . . . . . . . . . .                   2.846%

 10.  The aggregate amount of drawings or payments,
      if any, under the Enhancement, if any,
      required to be made on the next succeeding
      Distribution Date is equal to for:
      Series 1992-E . . . . . . . . . . . . . .                   $0.00
      Series 1993-F . . . . . . . . . . . . . .                   $0.00
      Series 1993-H . . . . . . . . . . . . . .                   $0.00
      Series 1994-J . . . . . . . . . . . . . .                   $0.00
      Series 1994-K . . . . . . . . . . . . . .                   $0.00
      Series 1994-L . . . . . . . . . . . . . .                   $0.00
      Series 1995-M . . . . . . . . . . . . . .                   $0.00
      Series 1995-N . . . . . . . . . . . . . .                   $0.00
      Series 1995-O . . . . . . . . . . . . . .                   $0.00
      Series 1995-P . . . . . . . . . . . . . .                   $0.00
      Series 1996-Q . . . . . . . . . . . . . .                   $0.00
      Series 1996-R . . . . . . . . . . . . . .                   $0.00
      Series 1996-S . . . . . . . . . . . . . .                   $0.00
      Series 1997-T . . . . . . . . . . . . . .                   $0.00
      Series 1997-U . . . . . . . . . . . . . .                   $0.00

 11.  The amount of interest due on the Cash
      Collateral Account loan, if applicable,
      required to be paid on the next Distribution
      Date is equal to for:
      Series 1992-E . . . . . . . . . . . . . .                   $0.00
      Series 1993-F . . . . . . . . . . . . . .              $38,791.67
      Series 1993-H . . . . . . . . . . . . . .              $36,570.30
      Series 1994-J . . . . . . . . . . . . . .              $22,507.64
      Series 1994-K . . . . . . . . . . . . . .              $25,474.73
      Series 1994-L . . . . . . . . . . . . . .              $17,468.27
      Series 1995-M . . . . . . . . . . . . . .                   $0.00
      Series 1995-N . . . . . . . . . . . . . .                   $0.00
      Series 1995-O . . . . . . . . . . . . . .                   $0.00
      Series 1995-P . . . . . . . . . . . . . .                   $0.00
      Series 1996-Q . . . . . . . . . . . . . .                   $0.00
      Series 1996-R . . . . . . . . . . . . . .                   $0.00
      Series 1996-S . . . . . . . . . . . . . .                   $0.00
      Series 1997-T . . . . . . . . . . . . . .                   $0.00
      Series 1997-U . . . . . . . . . . . . . .                   $0.00

                                    9 of 89

 12.  The amount of Monthly Servicing Fee
      required to be paid on the next succeeding
      Distribution Date is equal to for:
      Series 1992-E . . . . . . . . . . . . . .                    $138,888.89
      Series 1993-F . . . . . . . . . . . . . .                  $1,122,916.67
      Series 1993-H . . . . . . . . . . . . . .                  $1,166,666.67
      Series 1994-J . . . . . . . . . . . . . .                    $833,333.33
      Series 1994-K . . . . . . . . . . . . . .                    $833,333.33
      Series 1994-L . . . . . . . . . . . . . .                    $833,333.33
      Series 1995-M . . . . . . . . . . . . . .                    $952,380.96
      Series 1995-N . . . . . . . . . . . . . .                    $952,380.96
      Series 1995-O . . . . . . . . . . . . . .                    $952,380.96
      Series 1995-P . . . . . . . . . . . . . .                    $952,380.96
      Series 1996-Q . . . . . . . . . . . . . .                  $1,714,285.71
      Series 1996-R . . . . . . . . . . . . . .                    $761,904.77
      Series 1996-S . . . . . . . . . . . . . .                  $1,333,333.33
      Series 1997-T . . . . . . . . . . . . . .                  $1,142,857.14
      Series 1997-U . . . . . . . . . . . . . .                    $761,904.77
 13.  The aggregate amount payable to Investor
      Certificateholders on the succeeding
      Distribution Date in respect of interest
      is equal to for:
      Series 1992-E . . . . . . . . . . . . . .                    $434,027.78
      Series 1993-F . . . . . . . . . . . . . .                  $3,485,052.08
      Series 1993-H . . . . . . . . . . . . . .                  $3,737,708.33
      Series 1994-J . . . . . . . . . . . . . .                  $2,678,958.33
      Series 1994-K . . . . . . . . . . . . . .                  $2,664,062.50
      Series 1994-L . . . . . . . . . . . . . .                  $2,979,166.67
      Series 1995-M . . . . . . . . . . . . . .                  $3,066,675.60
      Series 1995-N . . . . . . . . . . . . . .                  $3,027,317.86
      Series 1995-O . . . . . . . . . . . . . .                  $3,068,747.18
      Series 1995-P . . . . . . . . . . . . . .                  $3,039,677.61
      Series 1996-Q . . . . . . . . . . . . . .                  $5,425,553.57
      Series 1996-R . . . . . . . . . . . . . .                  $2,390,088.38
      Series 1996-S . . . . . . . . . . . . . .                  $4,232,208.21
      Series 1997-T . . . . . . . . . . . . . .                  $3,587,964.29
      Series 1997-U . . . . . . . . . . . . . .                  $2,411,357.14
 14.  The aggregate amount payable to Investor
      Certificateholders on the succeeding
      Distribution Date in respect of principal
      is equal to for:
      Series 1992-E . . . . . . . . . . . . . .                 $83,333,333.26 *
      Series 1993-F . . . . . . . . . . . . . .                 $58,333,333.33
      Series 1993-H . . . . . . . . . . . . . .                          $0.00
      Series 1994-J . . . . . . . . . . . . . .                          $0.00
      Series 1994-K . . . . . . . . . . . . . .                          $0.00
      Series 1994-L . . . . . . . . . . . . . .                          $0.00
      Series 1995-M . . . . . . . . . . . . . .                          $0.00
      Series 1995-N . . . . . . . . . . . . . .                          $0.00
      Series 1995-O . . . . . . . . . . . . . .                          $0.00
      Series 1995-P . . . . . . . . . . . . . .                          $0.00
      Series 1996-Q . . . . . . . . . . . . . .                          $0.00
      Series 1996-R . . . . . . . . . . . . . .                          $0.00
      Series 1996-S . . . . . . . . . . . . . .                          $0.00
      Series 1997-T . . . . . . . . . . . . . .                          $0.00
      Series 1997-U . . . . . . . . . . . . . .                          $0.00

* Payment represents the final payment for Master Trust II, Series 1992-E.

                                    10 of 89

 15.  The excess, if any, of the First Chicago Amount
      over the Aggregate Principal Receivables
      required to be maintained pursuant to the
      Agreement . . . . . . . . . . . . . . . .               $6,447,111,661.91

 16.  The First Chicago Amount for the Due
      Period divided by Aggregate Principal
      Receivables for the Due Period . . . . . . . . .                   46.211%

 17.  The Minimum First Chicago Interest
      Percentage . . . . . . . . . . . . . . . . . . .                    7.000%

 18. Attached hereto is a true and correct copy of the statement required to be delivered by the Servicer on the date of this Certificate to the Trustee in respect of each Series outstanding pursuant to Section 5.02(a) of the Agreement, if applicable.

 19.  As of the date hereof, to the best
      knowledge of the undersigned, no default in the performance of the obligation of the Servicer under the Pooling and Servicing Agreement has occurred or is continuing except as follows: None.

 20. As of the date hereof no Liquidation Event has been deemed to have occurred for the Due Period for this Distribution Date with respect to any Series.

 21. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than the Lien granted by the Pooling and Servicing Agreement.

 22. During the preceding calendar month, the number of newly - originated Accounts was 87,260.


     IN WITNESS WHEREOF, the undersigned have duly executed and delivered this certificate the date first set forth above.

                                   FCC NATIONAL BANK
                                      as Servicer



                             By: /s/ James A. Harwood
                                 ______________________________________
                                             Servicing Officer


                             By: /s/ Mary L. Vach
                                 ______________________________________
                                              Servicing Officer

                                    11 of 89

                                                                     EXHIBIT 28B



          CERTIFICATEHOLDER'S PAYMENT DATE STATEMENT

                       FCC NATIONAL BANK

      ---------------------------------------------------

                  FIRST CHICAGO MASTER TRUST II
                           Series 1992-E
                         February 9, 1998

      ---------------------------------------------------


     Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest
Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1992-E Supplement dated as of August 1, 1992 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the February 17, 1998 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the basis of aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


A.  Information Regarding the Current Distribution
    (Stated on the Basis of $1000 Original Principal Amount).

    1.  The total amount of the distribution to
        Series 1992-E  Certificateholders on the
        Payment Date per $1,000 interest. . . .                       $83.767  *

    2.  The amount of the distribution set forth
        in paragraph 1 above in respect of
        principal on the  Series 1992-E  Certificates,
        per $1,000 interest . . . . . . . . . .                         $83.333

    3.  The amount of the distribution set forth in
        paragraph 1 above in respect of interest on
        the Series 1992-E  Certificates, per $1,000
        interest. . . . . . . . . . . . . . . .                          $0.434

* Payment represents the final payment for Master Trust II, Series 1992-E.

                                    12 of 89

B.  Information Regarding the Performance of the Trust.

    1.  Collections of Receivables.

    a.  The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Investor Certificates of all Series.                $549,356,651.83

    b.  The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Series 1992-E  Certificates. . . . .                $241,115,205.76

    c.  The amount of Collections of Receivables
        processed for the Due Period with respect
        to the current Distribution Date which were
        allocated in respect of Series 1992-E
        Certificates, per $1,000 interest. . . .                       $241.115

    2.  Receivables in Trust.

    a.  Aggregate Principal Receivables for the
        Due Period with respect to the current
        Distribution Date (which reflects the
        Principal Receivables represented by
        the Exchangeable Seller's Certificate
        and by the Investor Certificates of
        all Series). . . . . . . . . . . . . . .             $16,061,397,380.91

    b.  The amount of Principal Receivables in
        the Trust represented by the Series 1992-E
        Certificates (the "Invested Amount") for
        the Due Period with respect to the current
        Distribution Date . . . . . . . . . . .                  $83,333,333.26

    c.  The Invested Percentage with respect to
        Finance Charge Receivables (including
        Interchange) and Defaulted Receivables for
        the Series 1992-E  Certificates for the Due
        Period with respect to the current
        Distribution Date . . . . . . . . . . .                           0.519%

    d.  The Invested Percentage with respect
        to Principal Receivables for the
        Series 1992-E  Certificates for the
        Due Period with respect to the
        current Distribution Date . . . . . . .                           6.226%

                                    13 of 89

    3.  Delinquent Balances.

        The aggregate amount of outstanding
        balances in the Accounts which were 30
        or more days delinquent as of the end of
        the Due Period for the current Distribution
        Date. . . . . . . . . . . . . . .            $920,354,197.50

    4.  Investor Default Amount.

        The aggregate amount of all Defaulted
        Receivables written off as uncollectible
        during the Due Period with respect
        to the current Distribution Date
        allocable to the Series 1992-E
        Certificates (the "Investor Default
        Amount"). . . . . . . . . . . . .                $595,330.45

    5.  Investor Charge-Offs.

    a.  The amount of the Investor Charge-Offs
        per $1,000 interest after reimbursement
        of any such Investor Charge-Offs for the
        Due Period with respect to the current
        Distribution Date . . . . . . . . .                   $0.000

    b.  The amount attributable to Investor Charge-Offs,
        if any, by which the principal balance of
        the Series 1992-E  Certificates exceeds
        the Invested Amount as of the end of the
        day on the Record Date with respect
        to the current Distribution Date. .                    $0.00

    6.  Monthly Servicing Fee.

        The amount of the Monthly Servicing
        Fee payable by the Trust to the Servicer
        for the current Distribution Date .              $138,888.89

    7.  Available Cash Collateral Amount.

    a.  The amount, if any, withdrawn
        from the Cash Collateral Account
        for the current Distribution Date
        (the "Withdrawal Amount") . . . . .                    $0.00

    b.  The amount available to be withdrawn from
        the Cash Collateral Account (the "Available
        Cash Collateral Amount") as of the end
        of the day on the current Distribution
        Date, after giving effect to all
        withdrawals, deposits and payments to be
        made in respect of the preceding Due
        Period . . . . . . . . . . . . . . .                   $0.00



                                   14 of 89

    c.  The Available Cash Collateral Amount
        as computed in 7.b. as a percentage of the
        Invested Amount of the Series 1992-E
        Certificates as of such Due Period . . .                 0.000%

C. The Pool Factor.

        The Pool Factor (which represents the ratio
        of the Invested Amount on the last day
        of the month ending on the Record Date
        adjusted for Investor Charge-Offs set forth
        in B.5.a. above and for the distributions of
        principal set forth in A.2 above to the
        Initial Invested Amount).  The amount of a
        Certificateholder's pro rata share of the
        Invested Amount can be determined by multi-
        plying the original denomination of the
        holder's Certificate by the Pool Factor . .         0.00000000%

D.  Deficit Controlled Amortization Amount.

     1. The Deficit Controlled Amortization Amount
        for the preceding Due Period. . . . . .                  $0.00



                             FCC NATIONAL BANK,
                             Servicer


                             By /s/ James A. Harwood
                               -------------------------
                             Title: Vice President

                                   15 of 89

                                                                     EXHIBIT 28C

          CERTIFICATEHOLDER'S PAYMENT DATE STATEMENT

                       FCC NATIONAL BANK

      ---------------------------------------------------

                  FIRST CHICAGO MASTER TRUST II
                           Series 1993-F
                         February 9, 1998

      ---------------------------------------------------


     Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1993-F Supplement dated as of June 1, 1993 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the February 17, 1998 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


A.  Information Regarding the Current Distribution
    (Stated on the Basis of $1000 Original Principal Amount).

    1.  The total amount of the distribution to
        Series 1993-F  Certificateholders on the
        Payment Date per $1,000 interest. . . .                $88.312

    2.  The amount of the distribution set forth
        in paragraph 1 above in respect of
        principal on the  Series 1993-F  Certificates,
        per $1,000 interest . . . . . . . . . .                $83.333

    3.  The amount of the distribution set forth in
        paragraph 1 above in respect of interest on
        the Series 1993-F  Certificates, per $1,000
        interest. . . . . . . . . . . . . . . .                 $4.979

                                   16 of 89

B.  Information Regarding the Performance of the Trust.

    1.  Collections of Receivables.

    a.  The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Investor Certificates of all Series.       $549,356,651.83

    b.  The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Series 1993-F  Certificates. . . . .       $178,123,267.00

    c.  The amount of Collections of Receivables
        processed for the Due Period with respect
        to the current Distribution Date which were
        allocated in respect of Series 1993-F
        Certificates, per $1,000 interest. . . .              $254.462

    d.  Excess Principal Collections allocated in
        respect of the Series 1993-F Certificates,
        if any. . . . . . . . . . . . . . . . . .                $0.00

    2.  Receivables in Trust.

    a.  Aggregate Principal Receivables for the
        Due Period with respect to the current
        Distribution Date (which reflects the
        Principal Receivables represented by the
        Exchangeable Seller's Certificate and by
        the Investor Certificates of all Series).   $16,061,397,380.91

    b.  The amount of Principal Receivables in
        the Trust represented by the Series 1993-F
        Certificates (the "Invested Amount") for
        the Due Period with respect to the current
        Distribution Date . . . . . . . . . . .        $641,666,666.67

    c.  The Invested Percentage with respect to
        Finance Charge Receivables (including
        Interchange) and Defaulted Receivables for
        the Series 1993-F  Certificates for the Due
        Period with respect to the current
        Distribution Date . . . . . . . . . . .                  3.995%

    d.  The Invested Percentage with respect
        to Principal Receivables for the
        Series 1993-F  Certificates for the
        Due Period with respect to the
        current Distribution Date . . . . . . .                  4.358%

    e.  The Pre-Allocated Invested Amount for
        the Due period with respect to the
        current Distribution Date . . . . . . .                  $0.00

                                   17 of 89

    3.  Delinquent Balances.

        The aggregate amount of outstanding
        balances in the Accounts which were 30
        or more days delinquent as of the end of
        the Due Period for the current Distribution
        Date. . . . . . . . . . . . . . .            $920,354,197.50

    4.  Investor Default Amount.

        The aggregate amount of all Defaulted
        Receivables written off as uncollectible
        during the Due Period with respect
        to the current Distribution Date
        allocable to the Series 1993-F
        Certificates (the "Investor Default
        Amount"). . . . . . . . . . . . .              $4,584,044.46

    5.  Investor Charge-Offs.

    a.  The amount of the Investor Charge-Offs
        per $1,000 interest after reimbursement
        of any such Investor Charge-Offs for the
        Due Period with respect to the current
        Distribution Date . . . . . . . . .                   $0.000

    b.  The amount attributable to Investor Charge-Offs,
        if any, by which the principal balance of
        the Series 1993-F  Certificates exceeds
        the Invested Amount as of the end of the
        day on the Record Date with respect
        to the current Distribution Date. .                    $0.00

    6.  Monthly Servicing Fee.

    a.  The amount of the Monthly Servicing Fee
        payable from Available Funds by the
        Trust to the Servicer with respect to
        the current Distribution Date . . .              $267,361.11

    b.  The amount of the Interchange Monthly
        Servicing Fee payable to the Servicer
        with respect to the current
        Distribution Date . . . . . . . . .              $855,555.56

    7.  Available Cash Collateral Amount.

    a.  The amount, if any, withdrawn
        from the Cash Collateral Account
        for the current Distribution Date
        (the "Withdrawal Amount") . . . . .                    $0.00

                                   18 of 89

    b.  The amount available to be withdrawn from
        the Cash Collateral Account (the "Available
        Cash Collateral Amount") as of the end
        of the day on the current Distribution
        Date, after giving effect to all
        withdrawals, deposits and payments to be
        made in respect of the preceding Due
        Period . . . . . . . . . . . . . . .          $83,416,666.67

    c.  The Available Cash Collateral Amount
        as computed in 7.b. as a percentage of the
        Invested Amount of the Series 1993-F
        Certificates as of such Due Period . . .              13.000%

C. The Pool Factor.

        The Pool Factor (which represents the ratio
        of the Invested Amount on the last day
        of the month ending on the Record Date
        adjusted for Investor Charge-Offs set forth
        in B.5.a. above and for the distributions of
        principal set forth in A.2 above to the
        Initial Invested Amount).  The amount of a
        Certificateholder's pro rata share of the
        Invested Amount can be determined by multi-
        plying the original denomination of the
        holder's Certificate by the Pool Factor . .      83.33333333%

D.  Deficit Controlled Amortization Amount.

     1. The Deficit Controlled Amortization Amount
        for the preceding Due Period. . . . . .                $0.00


                             FCC NATIONAL BANK,
                             Servicer

                             By /s/ James A. Harwood
                               ------------------------
                             Title: Vice President

                                   19 of 89

                                                                     EXHIBIT 28D


          CERTIFICATEHOLDER'S PAYMENT DATE STATEMENT

                       FCC NATIONAL BANK

      ---------------------------------------------------

                  FIRST CHICAGO MASTER TRUST II
                           Series 1993-H
                         February 9, 1998

      ---------------------------------------------------


     Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1993-H Supplement dated as of August 1, 1993 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the February 17, 1998 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


A.  Information Regarding the Current Distribution
    (Stated on the Basis of $1000 Original Principal Amount).

    1.  The total amount of the distribution to
        Series 1993-H  Certificateholders on the
        Payment Date per $1,000 interest. . . .        $5.340

    2.  The amount of the distribution set forth
        in paragraph 1 above in respect of
        principal on the  Series 1993-H  Certificates,
        per $1,000 interest . . . . . . . . . .        $0.000

    3.  The amount of the distribution set forth in
        paragraph 1 above in respect of interest on
        the Series 1993-H  Certificates, per $1,000
        interest. . . . . . . . . . . . . . . .        $5.340

                                    20 of 89

B.  Information Regarding the Performance of the Trust.

    1.  Collections of Receivables.

    a.  The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Investor Certificates of all Series.       $549,356,651.83

    b.  The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Series 1993-H  Certificates. . . . .        $11,508,647.60

    c.  The amount of Collections of Receivables
        processed for the Due Period with respect
        to the current Distribution Date which were
        allocated in respect of Series 1993-H
        Certificates, per $1,000 interest. . . .               $16.441

    d. Excess Principal Collections allocated in
       respect of the Series 1993-H Certificates,
       if any. . . . . . . . . . . . . . . . . .                 $0.00

    2.  Receivables in Trust.

    a.  Aggregate Principal Receivables for the
        Due Period with respect to the current
        Distribution Date (which reflects the
        Principal Receivables represented by the
        Exchangeable Seller's Certificate and by
        the Investor Certificates of all Series)    $16,061,397,380.91

    b.  The amount of Principal Receivables in
        the Trust represented by the Series 1993-H
        Certificates (the "Invested Amount") for
        the Due Period with respect to the current
        Distribution Date . . . . . . . . . . .        $700,000,000.00

    c.  The Invested Percentage with respect to
        Finance Charge Receivables (including
        Interchange) and Defaulted Receivables for
        the Series 1993-H  Certificates for the Due
        Period with respect to the current
        Distribution Date . . . . . . . . . . .                  4.358%

    d.  The Invested Percentage with respect
        to Principal Receivables for the
        Series 1993-H  Certificates for the
        Due Period with respect to the
        current Distribution Date . . . . . . .                  4.358%

    e.  The Pre-Allocated Invested Amount for
        the Due period with respect to the
        current Distribution Date . . . . . . .                  $0.00

                                    21 of 89

    3.  Delinquent Balances.

        The aggregate amount of outstanding
        balances in the Accounts which were 30
        or more days delinquent as of the end of
        the Due Period for the current Distribution
        Date. . . . . . . . . . . . . . .            $920,354,197.50

    4.  Investor Default Amount.

        The aggregate amount of all Defaulted
        Receivables written off as uncollectible
        during the Due Period with respect
        to the current Distribution Date
        allocable to the Series 1993-H
        Certificates (the "Investor Default
        Amount"). . . . . . . . . . . . .              $5,000,775.77

    5.  Investor Charge-Offs.

    a.  The amount of the Investor Charge-Offs
        per $1,000 interest after reimbursement
        of any such Investor Charge-Offs for the
        Due Period with respect to the current
        Distribution Date . . . . . . . . .                   $0.000

    b.  The amount attributable to Investor Charge-Offs,
        if any, by which the principal balance of
        the Series 1993-H  Certificates exceeds
        the Invested Amount as of the end of the
        day on the Record Date with respect
        to the current Distribution Date. .                    $0.00

    6.  Monthly Servicing Fee.

    a.  The amount of the Monthly Servicing Fee
        payable from Available Funds by the
        Trust to the Servicer with respect to
        the current Distribution Date . . .              $437,500.00

    b.  The amount of the Interchange Monthly
        Servicing Fee payable to the Servicer
        with respect to the current
        Distribution Date . . . . . . . . .              $729,166.67

    7.  Available Cash Collateral Amount.

    a.  The amount, if any, withdrawn
        from the Cash Collateral Account
        for the current Distribution Date
        (the "Withdrawal Amount") . . . . .                    $0.00

                                    22 of 89

    b.  The amount available to be withdrawn from
        the Cash Collateral Account (the "Available
        Cash Collateral Amount") as of the end
        of the day on the current Distribution
        Date, after giving effect to all
        withdrawals, deposits and payments to be
        made in respect of the preceding Due
        Period . . . . . . . . . . . . . . .           $91,000,000.00

    c.  The Available Cash Collateral Amount
        as computed in 7.b. as a percentage of the
        Invested Amount of the Series 1993-H
        Certificates as of such Due Period . . .                13.000%

C. The Pool Factor.

        The Pool Factor (which represents the ratio
        of the Invested Amount on the last day
        of the month ending on the Record Date
        adjusted for Investor Charge-Offs set forth
        in B.5.a. above and for the distributions of
        principal set forth in A.2 above to the
        Initial Invested Amount).  The amount of a
        Certificateholder's pro rata share of the
        Invested Amount can be determined by multi-
        plying the original denomination of the
        holder's Certificate by the Pool Factor . .       100.00000000%

D.  Deficit Controlled Amortization Amount.

     1. The Deficit Controlled Amortization Amount
        for the preceding Due Period. . . . . .                  $0.00


                             FCC NATIONAL BANK,
                             Servicer



                             By         /s/ James A. Harwood
                                -----------------------------------------
                             Title:         Vice President

                                    23 of 89

                                                                     EXHIBIT 28E


          CERTIFICATEHOLDER'S PAYMENT DATE STATEMENT

                       FCC NATIONAL BANK

      ---------------------------------------------------

                  FIRST CHICAGO MASTER TRUST II
                           Series 1994-J
                         February 9, 1998

      ---------------------------------------------------


          Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1994-J Supplement dated as of May 1, 1994 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the February 17, 1998 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


A.  Information Regarding the Current Distribution
    (Stated on the Basis of $1000 Original Principal Amount).

    1.  The total amount of the distribution to
        Series 1994-J  Certificateholders on the
        Payment Date per $1,000 interest. . . .       $5.358

    2.  The amount of the distribution set forth
        in paragraph 1 above in respect of
        principal on the  Series 1994-J  Certificates,
        per $1,000 interest . . . . . . . . . .       $0.000

    3.  The amount of the distribution set forth in
        paragraph 1 above in respect of interest on
        the Series 1994-J  Certificates, per $1,000
        interest. . . . . . . . . . . . . . . .       $5.358

                                    24 of 89

B.  Information Regarding the Performance of the Trust.

    1.  Collections of Receivables.

    a.  The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Investor Certificates of all Series.       $549,356,651.83

    b.  The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Series 1994-J  Certificates. . . . .         $8,220,462.57

    c.  The amount of Collections of Receivables
        processed for the Due Period with respect
        to the current Distribution Date which were
        allocated in respect of Series 1994-J
        Certificates, per $1,000 interest. . . .               $16.441

    d.  Excess Finance Charge Collections allocated
        in respect of the Series 1994-J Certificates,
        if any. . . . . . . . . . . . . . . . . .                $0.00

    e.  Excess Principal Collections allocated in
        respect of the Series 1994-J Certificates,
        if any. . . . . . . . . . . . . . . . . .                $0.00

    2.  Receivables in Trust.

    a.  Aggregate Principal Receivables for the
        Due Period with respect to the current
        Distribution Date (which reflects the
        Principal Receivables represented by the
        Exchangeable Seller's Certificate and by
        the Investor Certificates of all Series).   $16,061,397,380.91

    b.  The amount of Principal Receivables in
        the Trust represented by the Series 1994-J
        Certificates (the "Invested Amount") for
        the Due Period with respect to the current
        Distribution Date . . . . . . . . . . .        $500,000,000.00

    c.  The Invested Percentage with respect to
        Finance Charge Receivables (including
        Interchange) and Defaulted Receivables for
        the Series 1994-J  Certificates for the Due
        Period with respect to the current
        Distribution Date . . . . . . . . . . .                  3.113%

    d.  The Invested Percentage with respect to
        Principal Receivables for the Series 1994-J
        Certificates for the Due Period with respect
        to the current Distribution Date . . . . .               3.113%

                                    25 of 89

    3.  Delinquent Balances.

        The aggregate amount of outstanding
        balances in the Accounts which were 30
        or more days delinquent as of the end of
        the Due Period for the current Distribution
        Date. . . . . . . . . . . . . . .            $920,354,197.50

    4.  Investor Default Amount.

        The aggregate amount of all Defaulted
        Receivables written off as uncollectible
        during the Due Period with respect
        to the current Distribution Date
        allocable to the Series 1994-J
        Certificates (the "Investor Default
        Amount"). . . . . . . . . . . . .              $3,571,982.69

    5.  Investor Charge-Offs.

    a.  The amount of the Investor Charge-Offs
        per $1,000 interest after reimbursement
        of any such Investor Charge-Offs for the
        Due Period with respect to the current
        Distribution Date . . . . . . . . .                   $0.000

    b.  The amount attributable to Investor Charge-Offs,
        if any, by which the principal balance of
        the Series 1994-J  Certificates exceeds
        the Invested Amount as of the end of the
        day on the Record Date with respect
        to the current Distribution Date. .                    $0.00

    6.  Monthly Servicing Fee.

    a.  The amount of the Monthly Servicing Fee
        payable from Available Funds by the
        Trust to the Servicer with respect to
        the current Distribution Date . . .              $312,500.00

    b.  The amount of the Interchange Monthly
        Servicing Fee payable to the Servicer
        with respect to the current
        Distribution Date . . . . . . . . .              $520,833.33

    7.  Available Cash Collateral Amount.

    a.  The amount, if any, withdrawn
        from the Cash Collateral Account
        for the current Distribution Date
        (the "Withdrawal Amount") . . . . .                    $0.00

                                    26 of 89

    b.  The amount available to be withdrawn from
        the Cash Collateral Account (the "Available
        Cash Collateral Amount") as of the end
        of the day on the current Distribution
        Date, after giving effect to all
        withdrawals, deposits and payments to be
        made in respect of the preceding Due
        Period . . . . . . . . . . . . . . . . . .       $65,000,000.00

    c.  The Available Cash Collateral Amount
        as computed in 7.b. as a percentage of the
        Invested Amount of the Series 1994-J
        Certificates as of such Due Period . . . .               13.000%

C. The Pool Factor.

        The Pool Factor (which represents the ratio
        of the Invested Amount on the last day
        of the month ending on the Record Date
        adjusted for Investor Charge-Offs set forth
        in B.5.a. above and for the distributions of
        principal set forth in A.2 above to the
        Initial Invested Amount).  The amount of a
        Certificateholder's pro rata share of the
        Invested Amount can be determined by multi-
        plying the original denomination of the
        holder's Certificate by the Pool Factor . .        100.00000000%

D.  Deficit Controlled Amortization Amount.

     1. The Deficit Controlled Amortization Amount
        for the preceding Due Period. . . . . . . .               $0.00

                                                 FCC NATIONAL BANK,
                                                 Servicer


                                                 By /s/ James A. Harwood
                                                    --------------------
                                                 Title:  Vice President

                                   27 of 89

                                                                     EXHIBIT 28F

                  CERTIFICATEHOLDER'S PAYMENT DATE STATEMENT

                               FCC NATIONAL BANK

              ---------------------------------------------------

                         FIRST CHICAGO MASTER TRUST II
                                 Series 1994-K
                               February 9, 1998

              ---------------------------------------------------


     Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1994-K Supplement dated as of August 1, 1994 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the February 17, 1998 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

A.  Information Regarding the Current Distribution (Stated
    on the Basis of $1000 Original Principal Amount). . . .

    1.  The total amount of the distribution to
        Series 1994-K  Certificateholders on the
        Payment Date per $1,000 interest. . . . . . . . . .              $5.328

    2.  The amount of the distribution set forth
        in paragraph 1 above in respect of
        principal on the  Series 1994-K  Certificates,
        per $1,000 interest . . . . . . . . . . . . . . . .              $0.000

    3.  The amount of the distribution set forth in
        paragraph 1 above in respect of interest on
        the Series 1994-K  Certificates, per $1,000
        interest. . . . . . . . . . . . . . . . . . . . . .              $5.328

                                   28 of 89

B.  Information Regarding the Performance of the Trust.

    1.  Collections of Receivables.

    a.  The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Investor Certificates of all Series.       $549,356,651.83

    b.  The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Series 1994-K  Certificates. . . . .         $8,220,462.57

    c.  The amount of Collections of Receivables
        processed for the Due Period with respect
        to the current Distribution Date which were
        allocated in respect of Series 1994-K
        Certificates, per $1,000 interest. . . .               $16.441

    d.  Excess Finance Charge Collections allocated
        in respect of the Series 1994-K Certificates,
        if any. . . . . . . . . . . . . . . . . .                $0.00

    e.  Excess Principal Collections allocated in
        respect of the Series 1994-K Certificates,
        if any. . . . . . . . . . . . . . . . . .                $0.00

    2.  Receivables in Trust.

    a.  Aggregate Principal Receivables for the
        Due Period with respect to the current
        Distribution Date (which reflects the
        Principal Receivables represented by the
        Exchangeable Seller's Certificate and by
        the Investor Certificates of all Series).   $16,061,397,380.91

    b.  The amount of Principal Receivables in
        the Trust represented by the Series 1994-K
        Certificates (the "Invested Amount") for
        the Due Period with respect to the current
        Distribution Date . . . . . . . . . . .        $500,000,000.00

    c.  The Invested Percentage with respect to
        Finance Charge Receivables (including
        Interchange) and Defaulted Receivables for
        the Series 1994-K  Certificates for the Due
        Period with respect to the current
        Distribution Date . . . . . . . . . . .                  3.113%

    d.  The Invested Percentage with respect to
        Principal Receivables for the Series 1994-K
        Certificates for the Due Period with respect
        to the current Distribution Date . . . . .               3.113%

                                   29 of 89

    3.  Delinquent Balances.

        The aggregate amount of outstanding
        balances in the Accounts which were 30
        or more days delinquent as of the end of
        the Due Period for the current Distribution
        Date. . . . . . . . . . . . . . .            $920,354,197.50

    4.  Investor Default Amount.

        The aggregate amount of all Defaulted
        Receivables written off as uncollectible
        during the Due Period with respect
        to the current Distribution Date
        allocable to the Series 1994-K
        Certificates (the "Investor Default
        Amount"). . . . . . . . . . . . .              $3,571,982.69

    5.  Investor Charge-Offs.

    a.  The amount of the Investor Charge-Offs
        per $1,000 interest after reimbursement
        of any such Investor Charge-Offs for the
        Due Period with respect to the current
        Distribution Date . . . . . . . . .                   $0.000

    b.  The amount attributable to Investor Charge-Offs,
        if any, by which the principal balance of
        the Series 1994-K  Certificates exceeds
        the Invested Amount as of the end of the
        day on the Record Date with respect
        to the current Distribution Date. .                    $0.00

    6.  Monthly Servicing Fee.

    a.  The amount of the Monthly Servicing Fee
        payable from Available Funds by the
        Trust to the Servicer with respect to
        the current Distribution Date . . .              $312,500.00

    b.  The amount of the Interchange Monthly
        Servicing Fee payable to the Servicer
        with respect to the current
        Distribution Date . . . . . . . . .              $520,833.33

    7.  Available Cash Collateral Amount.

    a.  The amount, if any, withdrawn
        from the Cash Collateral Account
        for the current Distribution Date
        (the "Withdrawal Amount") . . . . .                    $0.00

                                   30 of 89

    b.  The amount available to be withdrawn from
        the Cash Collateral Account (the "Available
        Cash Collateral Amount") as of the end
        of the day on the current Distribution
        Date, after giving effect to all
        withdrawals, deposits and payments to be
        made in respect of the preceding Due
        Period . . . . . . . . . . . . . . .            $72,500,000.00

    c.  The Available Cash Collateral Amount
        as computed in 7.b. as a percentage of the
        Invested Amount of the Series 1994-K
        Certificates as of such Due Period . . .                14.500%

C. The Pool Factor.

        The Pool Factor (which represents the ratio
        of the Invested Amount on the last day
        of the month ending on the Record Date
        adjusted for Investor Charge-Offs set forth
        in B.5.a. above and for the distributions of
        principal set forth in A.2 above to the
        Initial Invested Amount).  The amount of a
        Certificateholder's pro rata share of the
        Invested Amount can be determined by multi-
        plying the original denomination of the
        holder's Certificate by the Pool Factor . .       100.00000000%

D.  Deficit Controlled Amortization Amount.

     1. The Deficit Controlled Amortization Amount
        for the preceding Due Period. . . . . .                  $0.00


                             FCC NATIONAL BANK,
                             Servicer

                             By /s/ James A. Harwood
                               ------------------------
                             Title: Vice President

                                   31 of 89

                                                                     EXHIBIT 28G

          CERTIFICATEHOLDER'S PAYMENT DATE STATEMENT

                       FCC NATIONAL BANK

      ---------------------------------------------------

                  FIRST CHICAGO MASTER TRUST II
                           Series 1994-L
                         February 9, 1998

      ---------------------------------------------------


     Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1994-L Supplement dated as of August 1, 1994 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the February 17, 1998 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


A.  Information Regarding the Current Distribution
    (Stated on the Basis of $1000 Original Principal Amount).

    1.  The total amount of the distribution to
        Series 1994-L  Certificateholders on the
        Payment Date per $1,000 interest. . . .               $5.958

    2.  The amount of the distribution set forth
        in paragraph 1 above in respect of
        principal on the  Series 1994-L  Certificates,
        per $1,000 interest . . . . . . . . . .               $0.000

    3.  The amount of the distribution set forth in
        paragraph 1 above in respect of interest on
        the Series 1994-L  Certificates, per $1,000
        interest. . . . . . . . . . . . . . . .               $5.958

                                   32 of 89

B.  Information Regarding the Performance of the Trust.

    1.  Collections of Receivables.

    a.  The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Investor Certificates of all Series.       $549,356,651.83

    b.  The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Series 1994-L  Certificates. . . . .         $8,220,462.57

    c.  The amount of Collections of Receivables
        processed for the Due Period with respect
        to the current Distribution Date which were
        allocated in respect of Series 1994-L
        Certificates, per $1,000 interest. . . .               $16.441

    d.  Excess Finance Charge Collections allocated
        in respect of the Series 1994-L Certificates,
        if any. . . . . . . . . . . . . . . . . .                $0.00

    e.  Excess Principal Collections allocated in
        respect of the Series 1994-L Certificates,
        if any. . . . . . . . . . . . . . . . . .                $0.00

    2.  Receivables in Trust.

    a.  Aggregate Principal Receivables for the
        Due Period with respect to the current
        Distribution Date (which reflects the
        Principal Receivables represented by the
        Exchangeable Seller's Certificate and by
        the Investor Certificates of all Series).   $16,061,397,380.91

    b.  The amount of Principal Receivables in
        the Trust represented by the Series 1994-L
        Certificates (the "Invested Amount") for
        the Due Period with respect to the current
        Distribution Date . . . . . . . . . . .        $500,000,000.00

    c.  The Invested Percentage with respect to
        Finance Charge Receivables (including
        Interchange) and Defaulted Receivables for
        the Series 1994-L  Certificates for the Due
        Period with respect to the current
        Distribution Date . . . . . . . . . . .                  3.113%

    d.  The Invested Percentage with respect to
        Principal Receivables for the Series 1994-L
        Certificates for the Due Period with respect
        to the current Distribution Date . . . . .               3.113%

                                   33 of 89

    3.  Delinquent Balances.

        The aggregate amount of outstanding
        balances in the Accounts which were 30
        or more days delinquent as of the end of
        the Due Period for the current Distribution
        Date. . . . . . . . . . . . . . .            $920,354,197.50

    4.  Investor Default Amount.

        The aggregate amount of all Defaulted
        Receivables written off as uncollectible
        during the Due Period with respect
        to the current Distribution Date
        allocable to the Series 1994-L
        Certificates (the "Investor Default
        Amount"). . . . . . . . . . . . .              $3,571,982.69

    5.  Investor Charge-Offs.

    a.  The amount of the Investor Charge-Offs
        per $1,000 interest after reimbursement
        of any such Investor Charge-Offs for the
        Due Period with respect to the current
        Distribution Date . . . . . . . . .                   $0.000

    b.  The amount attributable to Investor Charge-Offs,
        if any, by which the principal balance of
        the Series 1994-L  Certificates exceeds
        the Invested Amount as of the end of the
        day on the Record Date with respect
        to the current Distribution Date. .                    $0.00

    6.  Monthly Servicing Fee.

    a.  The amount of the Monthly Servicing Fee
        payable from Available Funds by the
        Trust to the Servicer with respect to
        the current Distribution Date . . .              $312,500.00

    b.  The amount of the Interchange Monthly
        Servicing Fee payable to the Servicer
        with respect to the current
        Distribution Date . . . . . . . . .              $520,833.33

    7.  Available Cash Collateral Amount.

    a.  The amount, if any, withdrawn
        from the Cash Collateral Account
        for the current Distribution Date
        (the "Withdrawal Amount") . . . . .                    $0.00

                                   34 of 89

    b.  The amount available to be withdrawn from
        the Cash Collateral Account (the "Available
        Cash Collateral Amount") as of the end
        of the day on the current Distribution
        Date, after giving effect to all
        withdrawals, deposits and payments to be
        made in respect of the preceding Due
        Period . . . . . . . . . . . . . . .           $57,500,000.00

    c.  The Available Cash Collateral Amount
        as computed in 7.b. as a percentage of the
        Invested Amount of the Series 1994-L
        Certificates as of such Due Period . . .               11.500%

C. The Pool Factor.

        The Pool Factor (which represents the ratio
        of the Invested Amount on the last day
        of the month ending on the Record Date
        adjusted for Investor Charge-Offs set forth
        in B.5.a. above and for the distributions of
        principal set forth in A.2 above to the
        Initial Invested Amount).  The amount of a
        Certificateholder's pro rata share of the
        Invested Amount can be determined by multi-
        plying the original denomination of the
        holder's Certificate by the Pool Factor . .      100.00000000%

D.  Deficit Controlled Amortization Amount.

     1. The Deficit Controlled Amortization Amount
        for the preceding Due Period. . . . . .                 $0.00


                             FCC NATIONAL BANK,
                             Servicer

                             By /s/ James A. Harwood
                               ------------------------
                             Title: Vice President

                                   35 of 89

                                                                     EXHIBIT 28H



          CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT


                       FCC NATIONAL BANK

      ---------------------------------------------------

                  FIRST CHICAGO MASTER TRUST II
                           Series 1995-M
                         February 9, 1998

      ---------------------------------------------------


          Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest
Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1995-M Supplement dated as of April 1, 1995 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificate-holders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the February 17, 1998 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


A.  Information Regarding the Current Distribution
    (Stated on the Basis of $1000 Original Principal Amount).

    1.  The total amount of the distribution to
        Class A Certificateholders on the
        Payment Date per $1,000 interest. . . .                          $5.348

    2.  The amount of the distribution set forth
        in paragraph 1 above in respect of
        principal on the  Class A Certificates,
        per $1,000 interest . . . . . . . . . .                          $0.000

    3.  The amount of the distribution set forth in
        paragraph 1 above in respect of interest on
        the Class A Certificates, per $1,000
        interest. . . . . . . . . . . . . . . .                          $5.348

                                    36 of 89

B.  Information Regarding the Performance of the Trust.

    1.  Collections of Receivables.

    a.  The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Investor Certificates of all Series. . .            $549,356,651.83

    b.  The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Series 1995-M Certificates . . . . . . .              $9,394,814.37

    c.  The aggregate amount of Collections
        of Receivables processed for the Due
        Period with respect to the current
        Distribution Date which were allocated
        in respect of the Class A Certificates . . .              $8,220,462.57

    d.  The amount of Collections of Receivables
        processed for the Due Period with respect
        to the current Distribution Date which were
        allocated in respect of Class A
        Certificates, per $1,000 interest. . . . . .                    $16.441

    e.  The amount of Excess Spread for the Due
        Period with respect to the current
        Distribution Date. . . . . . . . . . . . . .              $2,791,886.74

    f.  The amount of Reallocated Principal
        Collections for the Due Period with
        respect to the current Distribution
        Date allocated in respect of the
        Class A Certificates . . . . . . . . . . . .                      $0.00

    g.  The amount of Excess Finance Charge
        Collections allocated in respect of the
        Series 1995-M Certificates, if any . . . . .                      $0.00

    h.  The amount of Excess Principal Collections
        allocated in respect of the
        Series 1995-M Certificates, if any . . . . .                      $0.00


    2.  Receivables in Trust.

    a.  Aggregate Principal Receivables for the
        Due Period with respect to the current
        Distribution Date (which reflects the
        Principal Receivables represented by the
        Exchangeable Seller's Certificate and by
        the Investor Certificates of all Series) . .         $16,061,397,380.91

                                   37 of 89

    b.  The amount of Principal Receivables in
        the Trust represented by the Series 1995-M
        Certificates (the "Invested Amount") for
        the Due Period with respect to the current
        Distribution Date . . . . . . . . . . .                 $571,428,572.00

    c.  The amount of Principal Receivables
        in the Trust represented by the Class A
        Certificates (the "Class A Invested Amount")
        for the Due Period with respect to the
        current Distribution Date . . . . . . .                 $500,000,000.00

    d.  The Invested Percentage with respect to
        Finance Charge Receivables (including
        Interchange) and Defaulted Receivables for
        the Series 1995-M  Certificates for the Due
        Period with respect to the current
        Distribution Date . . . . . . . . . . .                           3.558%

    e.  The Invested Percentage with respect to
        Principal Receivables for the Series 1995-M
        Certificates for the Due Period with respect
        to the current Distribution Date. . . .                           3.558%

    f.  The Class A Floating Percentage for the
        Due Period with respect to the current
        Distribution Date . . . . . . . . . . .                          87.500%

    g.  The Class A Principal Percentage for the
        Due Period with respect to the current
        Distribution Date . . . . . . . . . . .                          87.500%

    h.  The Collateral Floating Percentage for the
        Due Period with respect to the current
        Distribution Date . . . . . . . . . . .                          12.500%

    i.  The Collateral Principal Percentage for the
        Due Period with respect to the current
        Distribution Date . . . . . . . . . . .                          12.500%


    3.  Delinquent Balances.


        The aggregate amount of outstanding
        balances in the Accounts which were 30
        or more days delinquent as of the end of
        the Due Period for the current Distribution
        Date. . . . . . . . . . . . . . . . . .                 $920,354,197.50

                                    38 of 89

    4.  Investor Default Amount.

    a.  The aggregate amount of all Defaulted
        Receivables written off as uncollectible
        during the Due Period with respect
        to the current Distribution Date
        allocable to the Series 1995-M
        Certificates (the "Investor Default
        Amount"). . . . . . . . . . . . . . . .                   $4,082,265.94

    b.  The Class A Investor Default Amount. .                    $3,571,982.69

    c.  The Collateral Investor Default Amount.                     $510,283.25

    5.  Investor Charge-Offs.

    a.  The amount of the Class A Investor
        Charge-Offs per $1,000 interest after
        reimbursement of any such Class A
        Investor Charge-Offs for the Due Period
        with respect to the current Distribution
        Date . . . . . . . . . . . . . . . . .                            $0.00

    b.  The amount attributable to Class A
        Investor Charge-Offs, if any, by which
        the principal balance of the
        Class A Certificates exceeds the
        Class A Invested Amount as of the end
        of the day on the Record Date with
        respect to the current Distribution
        Date. . . . . . . . . . . . . . . . . .                           $0.00

    c.  The amount of the Collateral Charge-
        Offs, if any, for the Due Period with
        respect to the current Distribution
        Date . . . . . . . . . . . . . . . . .                            $0.00

    6.  Monthly Servicing Fee.

    a.  The amount of the Monthly Servicing Fee
        payable by the Trust to the Servicer
        with respect to the current Distribution
        Date . . . . . . . . . . . . . . . . .                      $357,142.86

    b.  The amount of the Interchange Monthly
        Servicing Fee payable to the Servicer
        with respect to the current Distribution
        Date . . . . . . . . . . . . . . . . .                      $595,238.10

                                    39 of 89

    7.  Available Cash Collateral Amount.

    a.  The amount, if any, withdrawn
        from the Cash Collateral Account
        for the current Distribution Date
        (the "Withdrawal Amount").................                        $0.00

    b.  The amount available to be withdrawn from
        the Cash Collateral Account as of the
        end of the day on the current Distribution
        Date, after giving effect to all
        withdrawals, deposits and payments to be
        made on such Distribution Date (the
        "Available Cash Collateral Amount"
        for the next Distribution Date)...........                $5,714,286.00

    c.  The amount as computed in 7.b as a
        percentage of the Class A Invested
        Amount after giving effect to all
        reductions thereof on the current
        Distribution Date.........................                        1.143%


    8.  Collateral Invested Amount.


    a.  The Collateral Invested Amount for the
        current Distribution Date.................               $71,428,572.00

    b.  The Collateral Invested Amount after
        giving effect to all withdrawals,
        deposits and payments on the current
        Distribution Date.........................               $71,428,572.00


    9.  Total Enhancement.


    a.  The total Enhancement for the current
        Distribution Date.........................               $77,142,858.00

    b.  The total Enhancement after giving
        effect to all withdrawals, deposits and
        payments on the current Distribution
        Date......................................               $77,142,858.00

                                    40 of 89

C. The Pool Factor.

        The Pool Factor (which represents the ratio
        of the Class A Invested Amount on the last day
        of the month ending on the Record Date
        adjusted for Class A Investor Charge-Offs set
        forth in B.5.a. above and for the distributions
        of principal set forth in A.2 above to the
        Class A Initial Invested Amount).  The amount
        of a Class A Certificateholder's pro rata share
        of the Class A Invested Amount can be determined
        by multiplying the original denomination of the
        holder's Class A Certificate by the Pool
        Factor..........................................           100.00000000%


D.  Deficit Controlled Amortization Amount.


     1. The Deficit Controlled Amortization Amount
        for the preceding Due Period....................                  $0.00


                             FCC NATIONAL BANK,
                             Servicer



                             By /s/ James A. Harwood
                                --------------------
                             Title: Vice President


                                    41 of 89

                                                                     EXHIBIT 28I



          CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT


                       FCC NATIONAL BANK

      ---------------------------------------------------

                  FIRST CHICAGO MASTER TRUST II
                           Series 1995-N
                         February 9, 1998

      ---------------------------------------------------


          Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest
Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1995-N Supplement dated as of April 1, 1995 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificate-holders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the February 17, 1998 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


A.  Information Regarding the Current Distribution
    (Stated on the Basis of $1000 Original Principal Amount).

    1.  The total amount of the distribution to
        Class A Certificateholders on the
        Payment Date per $1,000 interest. . . .                           $5.274

    2.  The amount of the distribution set forth
        in paragraph 1 above in respect of
        principal on the  Class A Certificates,
        per $1,000 interest . . . . . . . . . .                           $0.000

    3.  The amount of the distribution set forth in
        paragraph 1 above in respect of interest on
        the Class A Certificates, per $1,000
        interest. . . . . . . . . . . . . . . .                           $5.274

                                    42 of 89

B.  Information Regarding the Performance of the Trust.

    1.  Collections of Receivables.

    a.  The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Investor Certificates of all Series.                 $549,356,651.83

    b.  The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Series 1995-N  Certificates. . . . .                   $9,394,814.37

    c.  The aggregate amount of Collections
        of Receivables processed for the Due
        Period with respect to the current
        Distribution Date which were allocated
        in respect of the Class A Certificates . . .               $8,220,462.57

    d.  The amount of Collections of Receivables
        processed for the Due Period with respect
        to the current Distribution Date which were
        allocated in respect of Class A
        Certificates, per $1,000 interest. . . .                         $16.441

    e.  The amount of Excess Spread for the Due
        Period with respect to the current
        Distribution Date. . . . . . . . . . . .                   $2,828,553.40

    f.  The amount of Reallocated Principal
        Collections for the Due Period with
        respect to the current Distribution
        Date allocated in respect of the
        Class A Certificates . . . . . . . . . .                           $0.00

    g.  The amount of Excess Finance Charge
        Collections allocated in respect of the
        Series 1995-N Certificates, if any . . .                           $0.00

    h.  The amount of Excess Principal Collections
        allocated in respect of the
        Series 1995-N Certificates, if any . . .                           $0.00


    2.  Receivables in Trust.

    a.  Aggregate Principal Receivables for the
        Due Period with respect to the current
        Distribution Date (which reflects the
        Principal Receivables represented by the
        Exchangeable Seller's Certificate and by
        the Investor Certificates of all Series).             $16,061,397,380.91

                                    43 of 89

b.  The amount of Principal Receivables in
    the Trust represented by the Series 1995-N
    Certificates (the "Invested Amount") for
    the Due Period with respect to the current
    Distribution Date . . . . . . . . . . .        $571,428,572.00

c.  The amount of Principal Receivables
    in the Trust represented by the Class A
    Certificates (the "Class A Invested Amount")
    for the Due Period with respect to the
    current Distribution Date . . . . . . .        $500,000,000.00

d.  The Invested Percentage with respect to
    Finance Charge Receivables (including
    Interchange) and Defaulted Receivables for
    the Series 1995-N  Certificates for the Due
    Period with respect to the current
    Distribution Date . . . . . . . . . . .                  3.558%

e.  The Invested Percentage with respect to
    Principal Receivables for the Series 1995-N
    Certificates for the Due Period with respect
    to the current Distribution Date. . . .                  3.558%

f.  The Class A Floating Percentage for the
    Due Period with respect to the current
    Distribution Date . . . . . . . . . . .                 87.500%

g.  The Class A Principal Percentage for the
    Due Period with respect to the current
    Distribution Date . . . . . . . . . . .                 87.500%

h.  The Collateral Floating Percentage for the
    Due Period with respect to the current
    Distribution Date . . . . . . . . . . .                 12.500%

i.  The Collateral Principal Percentage for the
    Due Period with respect to the current
    Distribution Date . . . . . . . . . . .                 12.500%


3.  Delinquent Balances.


    The aggregate amount of outstanding
    balances in the Accounts which were 30
    or more days delinquent as of the end of
    the Due Period for the current Distribution
    Date. . . . . . . . . . . . . . . . . .        $920,354,197.50


                                    44 of 89

    4.  Investor Default Amount.

    a.  The aggregate amount of all Defaulted
        Receivables written off as uncollectible
        during the Due Period with respect
        to the current Distribution Date
        allocable to the Series 1995-N
        Certificates (the "Investor Default
        Amount"). . . . . . . . . . . . . . . .          $4,082,265.94

    b.  The Class A Investor Default Amount. .           $3,571,982.69

    c.  The Collateral Investor Default Amount.            $510,283.25

    5.  Investor Charge-Offs.

    a.  The amount of the Class A Investor
        Charge-Offs per $1,000 interest after
        reimbursement of any such Class A
        Investor Charge-Offs for the Due Period
        with respect to the current Distribution
        Date . . . . . . . . . . . . . . . . .                   $0.00

    b.  The amount attributable to Class A
        Investor Charge-Offs, if any, by which
        the principal balance of the
        Class A Certificates exceeds the
        Class A Invested Amount as of the end
        of the day on the Record Date with
        respect to the current Distribution
        Date. . . . . . . . . . . . . . . . . .                  $0.00

    c.  The amount of the Collateral Charge-
        Offs, if any, for the Due Period with
        respect to the current Distribution
        Date . . . . . . . . . . . . . . . . .                   $0.00

    6.  Monthly Servicing Fee.

    a.  The amount of the Monthly Servicing Fee
        payable by the Trust to the Servicer
        with respect to the current Distribution
        Date . . . . . . . . . . . . . . . . .             $357,142.86

    b.  The amount of the Interchange Monthly
        Servicing Fee payable to the Servicer
        with respect to the current Distribution
        Date . . . . . . . . . . . . . . . . .             $595,238.10

                                    45 of 89

    7.  Available Cash Collateral Amount.

    a.  The amount, if any, withdrawn
        from the Cash Collateral Account
        for the current Distribution Date
        (the "Withdrawal Amount") . . . . .                    $0.00

    b.  The amount available to be withdrawn from
        the Cash Collateral Account as of the
        end of the day on the current Distribution
        Date, after giving effect to all with-
        drawals, deposits and payments to be
        made on such Distribution Date (the
        "Available Cash Collateral Amount"
        for the next Distribution Date) . . .          $5,714,286.00

    c.  The amount as computed in 7.b as a
        percentage of the Class A Invested
        Amount after giving effect to all re-
        ductions thereof on the current Dist-
        ribution Date . . . . . . . . . . . . .                1.143%


    8.  Collateral Invested Amount.


    a.  The Collateral Invested Amount for the
        current Distribution Date . . . . . .         $71,428,572.00

    b.  The Collateral Invested Amount after
        giving effect to all withdrawals,
        deposits and payments on the current
        Distribution Date . . . . . . . . . .         $71,428,572.00


    9.  Total Enhancement.


    a.  The total Enhancement for the current
        Distribution Date . . . . . . . . . . .       $77,142,858.00

    b.  The total Enhancement after giving ef-
        fect to all withdrawals, deposits and
        payments on the current Distribution
        Date . . . . . . . . . . . . . . . . .        $77,142,858.00

                                    46 of 89

C. The Pool Factor.

        The Pool Factor (which represents the ratio
        of the Class A Invested Amount on the last day
        of the month ending on the Record Date
        adjusted for Class A Investor Charge-Offs set
        forth in B.5.a. above and for the distributions
        of principal set forth in A.2 above to the
        Class A Initial Invested Amount).  The amount
        of a Class A Certificateholder's pro rata share
        of the Class A Invested Amount can be determined
        by multiplying the original denomination of the
        holder's Class A Certificate by the Pool
        Factor . . . . . . . . . . . . . . . . . . .      100.00000000%


D.   Deficit Controlled Amortization Amount.


     1. The Deficit Controlled Amortization Amount
        for the preceding Due Period. . . . . . . .              $0.00


                             FCC NATIONAL BANK,
                             Servicer



                             By          /s/ James A. Harwood
                                -------------------------------------------

                             Title:         Vice President

                                    47 of 89

                                                                     EXHIBIT 28J


          CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT


                       FCC NATIONAL BANK

      ---------------------------------------------------

                  FIRST CHICAGO MASTER TRUST II
                           Series 1995-O
                         February 9, 1998

      ---------------------------------------------------


          Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest
Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1995-O Supplement dated as of June 1, 1995 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificate-holders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the February 17, 1998 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


A.  Information Regarding the Current Distribution
    (Stated on the Basis of $1000 Original Principal Amount).

    1.  The total amount of the distribution to
        Class A Certificateholders on the
        Payment Date per $1,000 interest. . . .       $5.338

    2.  The amount of the distribution set forth
        in paragraph 1 above in respect of
        principal on the  Class A Certificates,
        per $1,000 interest . . . . . . . . . .       $0.000

    3.  The amount of the distribution set forth in
        paragraph 1 above in respect of interest on
        the Class A Certificates, per $1,000
        interest. . . . . . . . . . . . . . . .       $5.338

                                    48 of 89

B.  Information Regarding the Performance of the Trust.

    1.  Collections of Receivables.

    a.  The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Investor Certificates of all Series.       $549,356,651.83

    b.  The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Series 1995-O  Certificates. . . . .         $9,394,814.37

    c.  The aggregate amount of Collections
        of Receivables processed for the Due
        Period with respect to the current
        Distribution Date which were allocated
        in respect of the Class A Certificates . . .      $8,220,462.57

    d.  The amount of Collections of Receivables
        processed for the Due Period with respect
        to the current Distribution Date which were
        allocated in respect of Class A
        Certificates, per $1,000 interest. . . .               $16.441

    e.  The amount of Excess Spread for the Due
        Period with respect to the current
        Distribution Date. . . . . . . . . . . .         $2,796,470.07

    f.  The amount of Reallocated Principal
        Collections for the Due Period with
        respect to the current Distribution
        Date allocated in respect of the
        Class A Certificates . . . . . . . . . .                 $0.00

    g.  The amount of Excess Finance Charge
        Collections allocated in respect of the
        Series 1995-O Certificates, if any . . .                 $0.00

    h.  The amount of Excess Principal Collections
        allocated in respect of the
        Series 1995-O Certificates, if any . . .                 $0.00


    2.  Receivables in Trust.

    a.  Aggregate Principal Receivables for the
        Due Period with respect to the current
        Distribution Date (which reflects the
        Principal Receivables represented by the
        Exchangeable Seller's Certificate and by
        the Investor Certificates of all Series).   $16,061,397,380.91

                                    49 of 89

    b.  The amount of Principal Receivables in
        the Trust represented by the Series 1995-O
        Certificates (the "Invested Amount") for
        the Due Period with respect to the current
        Distribution Date . . . . . . . . . . .        $571,428,572.00

    c.  The amount of Principal Receivables
        in the Trust represented by the Class A
        Certificates (the "Class A Invested Amount")
        for the Due Period with respect to the
        current Distribution Date . . . . . . .        $500,000,000.00

    d.  The Invested Percentage with respect to
        Finance Charge Receivables (including
        Interchange) and Defaulted Receivables for
        the Series 1995-O  Certificates for the Due
        Period with respect to the current
        Distribution Date . . . . . . . . . . .                  3.558%

    e.  The Invested Percentage with respect to
        Principal Receivables for the Series 1995-O
        Certificates for the Due Period with respect
        to the current Distribution Date. . . .                  3.558%

    f.  The Class A Floating Percentage for the
        Due Period with respect to the current
        Distribution Date . . . . . . . . . . .                 87.500%

    g.  The Class A Principal Percentage for the
        Due Period with respect to the current
        Distribution Date . . . . . . . . . . .                 87.500%

    h.  The Collateral Floating Percentage for the
        Due Period with respect to the current
        Distribution Date . . . . . . . . . . .                 12.500%

    i.  The Collateral Principal Percentage for the
        Due Period with respect to the current
        Distribution Date . . . . . . . . . . .                 12.500%


    3.  Delinquent Balances.


        The aggregate amount of outstanding
        balances in the Accounts which were 30
        or more days delinquent as of the end of
        the Due Period for the current Distribution
        Date. . . . . . . . . . . . . . . . . .        $920,354,197.50

                                    50 of 89

    4.  Investor Default Amount.

    a.  The aggregate amount of all Defaulted
        Receivables written off as uncollectible
        during the Due Period with respect
        to the current Distribution Date
        allocable to the Series 1995-O
        Certificates (the "Investor Default
        Amount"). . . . . . . . . . . . . . . .          $4,082,265.94

    b.  The Class A Investor Default Amount. .           $3,571,982.69

    c.  The Collateral Investor Default Amount.            $510,283.25

    5.  Investor Charge-Offs.

    a.  The amount of the Class A Investor
        Charge-Offs per $1,000 interest after
        reimbursement of any such Class A
        Investor Charge-Offs for the Due Period
        with respect to the current Distribution
        Date . . . . . . . . . . . . . . . . .                   $0.00

    b.  The amount attributable to Class A
        Investor Charge-Offs, if any, by which
        the principal balance of the
        Class A Certificates exceeds the
        Class A Invested Amount as of the end
        of the day on the Record Date with
        respect to the current Distribution
        Date. . . . . . . . . . . . . . . . . .                  $0.00

    c.  The amount of the Collateral Charge-
        Offs, if any, for the Due Period with
        respect to the current Distribution
        Date . . . . . . . . . . . . . . . . .                   $0.00

    6.  Monthly Servicing Fee.

    a.  The amount of the Monthly Servicing Fee
        payable by the Trust to the Servicer
        with respect to the current Distribution
        Date . . . . . . . . . . . . . . . . .             $357,142.86

    b.  The amount of the Interchange Monthly
        Servicing Fee payable to the Servicer
        with respect to the current Distribution
        Date . . . . . . . . . . . . . . . . .             $595,238.10

                                    51 of 89

    7.  Available Cash Collateral Amount.

    a.  The amount, if any, withdrawn
        from the Cash Collateral Account
        for the current Distribution Date
        (the "Withdrawal Amount") . . . . .                    $0.00

    b.  The amount available to be withdrawn from
        the Cash Collateral Account as of the
        end of the day on the current Distribution
        Date, after giving effect to all with-
        drawals, deposits and payments to be
        made on such Distribution Date (the
        "Available Cash Collateral Amount"
        for the next Distribution Date) . . .          $5,714,286.00

    c.  The amount as computed in 7.b as a
        percentage of the Class A Invested
        Amount after giving effect to all re-
        ductions thereof on the current Dist-
        ribution Date . . . . . . . . . . . . .                1.143%


    8.  Collateral Invested Amount.


    a.  The Collateral Invested Amount for the
        current Distribution Date . . . . . .         $71,428,572.00

    b.  The Collateral Invested Amount after
        giving effect to all withdrawals,
        deposits and payments on the current
        Distribution Date . . . . . . . . . .         $71,428,572.00


    9.  Total Enhancement.


    a.  The total Enhancement for the current
        Distribution Date . . . . . . . . . . .       $77,142,858.00

    b.  The total Enhancement after giving ef-
        fect to all withdrawals, deposits and
        payments on the current Distribution
        Date . . . . . . . . . . . . . . . . .        $77,142,858.00

                                    52 of 89

C. The Pool Factor.

        The Pool Factor (which represents the ratio
        of the Class A Invested Amount on the last day
        of the month ending on the Record Date
        adjusted for Class A Investor Charge-Offs set
        forth in B.5.a. above and for the distributions
        of principal set forth in A.2 above to the
        Class A Initial Invested Amount).  The amount
        of a Class A Certificateholder's pro rata share
        of the Class A Invested Amount can be determined
        by multiplying the original denomination of the
        holder's Class A Certificate by the Pool
        Factor . . . . . . . . . . . . . . . . . . .      100.00000000%


D.  Deficit Controlled Amortization Amount.


     1. The Deficit Controlled Amortization Amount
        for the preceding Due Period. . . . . . . .              $0.00


                             FCC NATIONAL BANK,
                             Servicer



                             By         /s/  James A. Harwood
                                -------------------------------------------

                             Title:         Vice President

                                    53 of 89

                                                                     EXHIBIT 28K


          CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT


                       FCC NATIONAL BANK

      ---------------------------------------------------

                  FIRST CHICAGO MASTER TRUST II
                           Series 1995-P
                         February 9, 1998

      ---------------------------------------------------


     Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest
Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1995-P Supplement dated as of June 1, 1995 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificate-holders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the February 17, 1998 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


A.  Information Regarding the Current Distribution
    (Stated on the Basis of $1000 Original Principal Amount).

    1.  The total amount of the distribution to
        Class A Certificateholders on the
        Payment Date per $1,000 interest. . . .       $5.293

    2.  The amount of the distribution set forth
        in paragraph 1 above in respect of
        principal on the  Class A Certificates,
        per $1,000 interest . . . . . . . . . .       $0.000

    3.  The amount of the distribution set forth in
        paragraph 1 above in respect of interest on
        the Class A Certificates, per $1,000
        interest. . . . . . . . . . . . . . . .       $5.293

                                    54 of 89

B.  Information Regarding the Performance of the Trust.

    1.  Collections of Receivables.

    a.  The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Investor Certificates of all Series.          $   549,356,651.83

    b.  The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Series 1995-P  Certificates. . . . .          $     9,394,814.37

    c.  The aggregate amount of Collections
        of Receivables processed for the Due
        Period with respect to the current
        Distribution Date which were allocated
        in respect of the Class A Certificates . . .      $     8,220,462.57

    d.  The amount of Collections of Receivables
        processed for the Due Period with respect
        to the current Distribution Date which were
        allocated in respect of Class A
        Certificates, per $1,000 interest. . . .          $           16.441

    e.  The amount of Excess Spread for the Due
        Period with respect to the current
        Distribution Date. . . . . . . . . . . .          $     2,819,386.74

    f.  The amount of Reallocated Principal
        Collections for the Due Period with
        respect to the current Distribution
        Date allocated in respect of the
        Class A Certificates . . . . . . . . . .          $             0.00

    g.  The amount of Excess Finance Charge
        Collections allocated in respect of the
        Series 1995-P Certificates, if any . . .          $             0.00

    h.  The amount of Excess Principal Collections
        allocated in respect of the
        Series 1995-P Certificates, if any . . .          $             0.00


    2.  Receivables in Trust.

    a.  Aggregate Principal Receivables for the
        Due Period with respect to the current
        Distribution Date (which reflects the
        Principal Receivables represented by the
        Exchangeable Seller's Certificate and by
        the Investor Certificates of all Series).         $16,061,397,380.91

                                    55 of 89

    b.  The amount of Principal Receivables in
        the Trust represented by the Series 1995-P
        Certificates (the "Invested Amount") for
        the Due Period with respect to the current
        Distribution Date . . . . . . . . . . .        $571,428,572.00

    c.  The amount of Principal Receivables
        in the Trust represented by the Class A
        Certificates (the "Class A Invested Amount")
        for the Due Period with respect to the
        current Distribution Date . . . . . . .        $500,000,000.00

    d.  The Invested Percentage with respect to
        Finance Charge Receivables (including
        Interchange) and Defaulted Receivables for
        the Series 1995-P  Certificates for the Due
        Period with respect to the current
        Distribution Date . . . . . . . . . . .                  3.558%

    e.  The Invested Percentage with respect to
        Principal Receivables for the Series 1995-P
        Certificates for the Due Period with respect
        to the current Distribution Date. . . .                  3.558%

    f.  The Class A Floating Percentage for the
        Due Period with respect to the current
        Distribution Date . . . . . . . . . . .                 87.500%

    g.  The Class A Principal Percentage for the
        Due Period with respect to the current
        Distribution Date . . . . . . . . . . .                 87.500%

    h.  The Collateral Floating Percentage for the
        Due Period with respect to the current
        Distribution Date . . . . . . . . . . .                 12.500%

    i.  The Collateral Principal Percentage for the
        Due Period with respect to the current
        Distribution Date . . . . . . . . . . .                 12.500%


    3.  Delinquent Balances.


        The aggregate amount of outstanding
        balances in the Accounts which were 30
        or more days delinquent as of the end of
        the Due Period for the current Distribution
        Date. . . . . . . . . . . . . . . . . .        $920,354,197.50

                                    56 of 89

    4.  Investor Default Amount.

    a.  The aggregate amount of all Defaulted
        Receivables written off as uncollectible
        during the Due Period with respect
        to the current Distribution Date
        allocable to the Series 1995-P
        Certificates (the "Investor Default
        Amount"). . . . . . . . . . . . . . . .                   $4,082,265.94

    b.  The Class A Investor Default Amount. . .                  $3,571,982.69

    c.  The Collateral Investor Default Amount.                     $510,283.25

    5.  Investor Charge-Offs.

    a.  The amount of the Class A Investor
        Charge-Offs per $1,000 interest after
        reimbursement of any such Class A
        Investor Charge-Offs for the Due Period
        with respect to the current Distribution
        Date . . . . . . . . . . . . . . . . . .                          $0.00

    b.  The amount attributable to Class A
        Investor Charge-Offs, if any, by which
        the principal balance of the
        Class A Certificates exceeds the
        Class A Invested Amount as of the end
        of the day on the Record Date with
        respect to the current Distribution
        Date. . . . . . . . . . . . . . . . . .                           $0.00

    c.  The amount of the Collateral Charge-
        Offs, if any, for the Due Period with
        respect to the current Distribution
        Date . . . . . . . . . . . . . . . . . .                          $0.00

    6.  Monthly Servicing Fee.

    a.  The amount of the Monthly Servicing Fee
        payable by the Trust to the Servicer
        with respect to the current Distribution
        Date . . . . . . . . . . . . . . . . . .                    $357,142.86

    b.  The amount of the Interchange Monthly
        Servicing Fee payable to the Servicer
        with respect to the current Distribution
        Date . . . . . . . . . . . . . . . . . .                    $595,238.10

                                   57 of 89

    7.  Available Cash Collateral Amount. . . . .

    a.  The amount, if any, withdrawn
        from the Cash Collateral Account
        for the current Distribution Date
        (the "Withdrawal Amount") . . . . . . . .                         $0.00

    b.  The amount available to be withdrawn from
        the Cash Collateral Account as of the
        end of the day on the current Distribution
        Date, after giving effect to all with-
        drawals, deposits and payments to be
        made on such Distribution Date (the
        "Available Cash Collateral Amount"
        for the next Distribution Date) . . . . .                 $5,714,286.00

    c.  The amount as computed in 7.b as a
        percentage of the Class A Invested
        Amount after giving effect to all re-
        ductions thereof on the current Dis-
        tribution Date. . . . . . . . . . . . . .                         1.143%

    8.  Collateral Invested Amount.

    a.  The Collateral Invested Amount for the
        current Distribution Date . . . . . . . .                $71,428,572.00

    b.  The Collateral Invested Amount after
        giving effect to all withdrawals,
        deposits and payments on the current
        Distribution Date . . . . . . . . . . . .                $71,428,572.00

    9.  Total Enhancement.

    a.  The total Enhancement for the current
        Distribution Date . . . . . . . . . . . .                $77,142,858.00

    b.  The total Enhancement after giving ef-
        fect to all withdrawals, deposits and
        payments on the current Distribution
        Date. . . . . . . . . . . . . . . . . . .                $77,142,858.00

                                   58 of 89

C. The Pool Factor.

        The Pool Factor (which represents the ratio
        of the Class A Invested Amount on the last day
        of the month ending on the Record Date
        adjusted for Class A Investor Charge-Offs set
        forth in B.5.a. above and for the distributions
        of principal set forth in A.2 above to the
        Class A Initial Invested Amount).  The amount
        of a Class A Certificateholder's pro rata share
        of the Class A Invested Amount can be determined
        by multiplying the original denomination of the
        holder's Class A Certificate by the Pool
        Factor . . . . . . . . . . . . . . . . . . . . .          100.00000000%


D.  Deficit Controlled Amortization Amount.


     1. The Deficit Controlled Amortization Amount
        for the preceding Due Period. . . . . . . . . .                  $0.00

                                                 FCC NATIONAL BANK,
                                                 Servicer


                                                 By /s/ James A. Harwood
                                                    --------------------------
                                                 Title: Vice President

                                   59 of 89

                                                                     EXHIBIT 28L

          CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT


                       FCC NATIONAL BANK

      ---------------------------------------------------

                  FIRST CHICAGO MASTER TRUST II
                           Series 1996-Q
                         February 9, 1998

      ---------------------------------------------------


          Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest
Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1996-Q Supplement dated as of September 1, 1996 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificate-holders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the February 17, 1998 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


A.  Information Regarding the Current Distribution
    (Stated on the Basis of $1000 Original Principal Amount).

    1.  The total amount of the distribution to
        Class A Certificateholders on the
        Payment Date per $1,000 interest. . . .       $5.247

    2.  The amount of the distribution set forth
        in paragraph 1 above in respect of
        principal on the  Class A Certificates,
        per $1,000 interest . . . . . . . . . .       $0.000

    3.  The amount of the distribution set forth in
        paragraph 1 above in respect of interest on
        the Class A Certificates, per $1,000
        interest. . . . . . . . . . . . . . . .       $5.247

                                   60 of 89

B.  Information Regarding the Performance of the Trust.

    1.  Collections of Receivables.

    a.  The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Investor Certificates of all Series.       $549,356,651.83

    b.  The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Series 1996-Q  Certificates. . . . .        $16,910,665.87

    c.  The aggregate amount of Collections
        of Receivables processed for the Due
        Period with respect to the current
        Distribution Date which were allocated
        in respect of the Class A Certificates . . .    $14,796,832.64

    d.  The amount of Collections of Receivables
        processed for the Due Period with respect
        to the current Distribution Date which were
        allocated in respect of Class A
        Certificates, per $1,000 interest. . . .               $16.441

    e.  The amount of Excess Spread for the Due
        Period with respect to the current
        Distribution Date. . . . . . . . . . . .         $5,116,146.13

    f.  The amount of Reallocated Principal
        Collections for the Due Period with
        respect to the current Distribution
        Date allocated in respect of the
        Class A Certificates . . . . . . . . . .                 $0.00

    g.  The amount of Excess Finance Charge
        Collections allocated in respect of the
        Series 1996-Q Certificates, if any . . .                 $0.00

    h.  The amount of Excess Principal Collections
        allocated in respect of the
        Series 1996-Q Certificates, if any . . .                 $0.00


    2.  Receivables in Trust.

    a.  Aggregate Principal Receivables for the
        Due Period with respect to the current
        Distribution Date (which reflects the
        Principal Receivables represented by the
        Exchangeable Seller's Certificate and by
        the Investor Certificates of all Series).   $16,061,397,380.91

                                   61 of 89

    b.  The amount of Principal Receivables in
        the Trust represented by the Series 1996-Q
        Certificates (the "Invested Amount") for
        the Due Period with respect to the current
        Distribution Date . . . . . . . . . . .      $1,028,571,429.00

    c.  The amount of Principal Receivables
        in the Trust represented by the Class A
        Certificates (the "Class A Invested Amount")
        for the Due Period with respect to the
        current Distribution Date . . . . . . .        $900,000,000.00

    d.  The Invested Percentage with respect to
        Finance Charge Receivables (including
        Interchange) and Defaulted Receivables for
        the Series 1996-Q  Certificates for the Due
        Period with respect to the current
        Distribution Date . . . . . . . . . . .                  6.404%

    e.  The Invested Percentage with respect to
        Principal Receivables for the Series 1996-Q
        Certificates for the Due Period with respect
        to the current Distribution Date. . . .                  6.404%

    f.  The Class A Floating Percentage for the
        Due Period with respect to the current
        Distribution Date . . . . . . . . . . .                 87.500%

    g.  The Class A Principal Percentage for the
        Due Period with respect to the current
        Distribution Date . . . . . . . . . . .                 87.500%

    h.  The Collateral Floating Percentage for the
        Due Period with respect to the current
        Distribution Date . . . . . . . . . . .                 12.500%

    i.  The Collateral Principal Percentage for the
        Due Period with respect to the current
        Distribution Date . . . . . . . . . . .                 12.500%


    3.  Delinquent Balances.


        The aggregate amount of outstanding
        balances in the Accounts which were 30
        or more days delinquent as of the end of
        the Due Period for the current Distribution
        Date. . . . . . . . . . . . . . . . . .        $920,354,197.50

                                   62 of 89

    4.  Investor Default Amount.

    a.  The aggregate amount of all Defaulted
        Receivables written off as uncollectible
        during the Due Period with respect
        to the current Distribution Date
        allocable to the Series 1996-Q
        Certificates (the "Investor Default
        Amount"). . . . . . . . . . . . . . . .          $7,348,078.68

    b.  The Class A Investor Default Amount. .           $6,429,568.85

    c.  The Collateral Investor Default Amount.            $918,509.83

    5.  Investor Charge-Offs.

    a.  The amount of the Class A Investor
        Charge-Offs per $1,000 interest after
        reimbursement of any such Class A
        Investor Charge-Offs for the Due Period
        with respect to the current Distribution
        Date . . . . . . . . . . . . . . . . .                   $0.00

    b.  The amount attributable to Class A
        Investor Charge-Offs, if any, by which
        the principal balance of the
        Class A Certificates exceeds the
        Class A Invested Amount as of the end
        of the day on the Record Date with
        respect to the current Distribution
        Date. . . . . . . . . . . . . . . . . .                  $0.00

    c.  The amount of the Collateral Charge-
        Offs, if any, for the Due Period with
        respect to the current Distribution
        Date . . . . . . . . . . . . . . . . .                   $0.00

    6.  Monthly Servicing Fee.

    a.  The amount of the Monthly Servicing Fee
        payable by the Trust to the Servicer
        with respect to the current Distribution
        Date . . . . . . . . . . . . . . . . .             $642,857.14

    b.  The amount of the Interchange Monthly
        Servicing Fee payable to the Servicer
        with respect to the current Distribution
        Date . . . . . . . . . . . . . . . . .           $1,071,428.57

                                   63 of 89

    7.  Available Cash Collateral Amount.

    a.  The amount, if any, withdrawn
        from the Cash Collateral Account
        for the current Distribution Date
        (the "Withdrawal Amount") . . . . .                    $0.00

    b.  The amount available to be withdrawn from
        the Cash Collateral Account as of the
        end of the day on the current Distribution
        Date, after giving effect to all with-
        drawals, deposits and payments to be
        made on such Distribution Date (the
        "Available Cash Collateral Amount"
        for the next Distribution Date) . . .         $10,285,714.00

    c.  The amount as computed in 7.b as a
        percentage of the Class A Invested
        Amount after giving effect to all re-
        ductions thereof on the current Dist-
        ribution Date . . . . . . . . . . . . .                1.143%


    8.  Collateral Invested Amount.


    a.  The Collateral Invested Amount for the
        current Distribution Date . . . . . .        $128,571,429.00

    b.  The Collateral Invested Amount after
        giving effect to all withdrawals,
        deposits and payments on the current
        Distribution Date . . . . . . . . . .        $128,571,429.00


    9.  Total Enhancement.


    a.  The total Enhancement for the current
        Distribution Date . . . . . . . . . . .      $138,857,143.00

    b.  The total Enhancement after giving ef-
        fect to all withdrawals, deposits and
        payments on the current Distribution
        Date . . . . . . . . . . . . . . . . .       $138,857,143.00

                                   64 of 89

C. The Pool Factor.

        The Pool Factor (which represents the ratio
        of the Class A Invested Amount on the last day
        of the month ending on the Record Date
        adjusted for Class A Investor Charge-Offs set
        forth in B.5.a. above and for the distributions
        of principal set forth in A.2 above to the
        Class A Initial Invested Amount).  The amount
        of a Class A Certificateholder's pro rata share
        of the Class A Invested Amount can be determined
        by multiplying the original denomination of the
        holder's Class A Certificate by the Pool
        Factor . . . . . . . . . . . . . . . . . . .      100.00000000%


D.  Deficit Controlled Amortization Amount.


     1. The Deficit Controlled Amortization Amount
        for the preceding Due Period. . . . . . . .              $0.00


                             FCC NATIONAL BANK,
                             Servicer

                             By /s/ James A. Harwood
                               ------------------------
                             Title: Vice President

                                   65 of 89

                                                                     EXHIBIT 28M

          CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT


                       FCC NATIONAL BANK

      ---------------------------------------------------

                  FIRST CHICAGO MASTER TRUST II
                           Series 1996-R
                         February 9, 1998

      ---------------------------------------------------


          Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest
Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1996-R Supplement dated as of November 1, 1996 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificate-holders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the February 17, 1998 Payment Date and with respect to the performance of the Trust during the Due Periods for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


A.  Information Regarding the Current Distribution
    (Stated on the Basis of $1000 Original Principal Amount).

    1.  The total amount of the distribution to
        Class A Certificateholders on the
        Payment Date per $1,000 interest. . . .               $5.192

    2.  The amount of the distribution set forth
        in paragraph 1 above in respect of
        principal on the  Class A Certificates,
        per $1,000 interest . . . . . . . . . .               $0.000

    3.  The amount of the distribution set forth in
        paragraph 1 above in respect of interest on
        the Class A Certificates, per $1,000
        interest. . . . . . . . . . . . . . . .               $5.192

                                   66 of 89

B.  Information Regarding the Performance of the Trust.

    1.  Collections of Receivables.

    a.  The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Investor Certificates of all Series.     $549,356,651.83

    b.  The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Series 1996-R  Certificates. . . . .       $7,515,851.52

    c.  The aggregate amount of Collections
        of Receivables processed for the Due
        Period with respect to the current
        Distribution Date which were allocated
        in respect of the Class A Certificates . . .   $6,576,370.06

    d.  The amount of Collections of Receivables
        processed for the Due Period with respect
        to the current Distribution Date which were
        allocated in respect of Class A
        Certificates, per $1,000 interest. . . .             $16.441

    e.  The amount of Excess Spread for the Due
        Period with respect to the current
        Distribution Date. . . . . . . . . . . .       $2,295,842.75

    f.  The amount of Reallocated Principal
        Collections for the Due Period with
        respect to the current Distribution
        Date allocated in respect of the
        Class A Certificates . . . . . . . . . .               $0.00

    g.  The amount of Excess Finance Charge
        Collections allocated in respect of the
        Series 1996-R Certificates, if any . . .               $0.00

    h.  The amount of Excess Principal Collections
        allocated in respect of the
        Series 1996-R Certificates, if any . . .               $0.00


    2.  Receivables in Trust.

    a.  Aggregate Principal Receivables for the
        Due Period with respect to the current
        Distribution Date (which reflects the
        Principal Receivables represented by the
        Exchangeable Seller's Certificate and by the Investor Certificates of all Series). $16,061,397,380.91

                                   67 of 89

    b.  The amount of Principal Receivables in
        the Trust represented by the Series 1996-R
        Certificates (the "Invested Amount") for
        the Due Period with respect to the current
        Distribution Date . . . . . . . . . . .        $457,142,858.00

    c.  The amount of Principal Receivables
        in the Trust represented by the Class A
        Certificates (the "Class A Invested Amount")
        for the Due Period with respect to the
        current Distribution Date . . . . . . .        $400,000,000.00

    d.  The Invested Percentage with respect to
        Finance Charge Receivables (including
        Interchange) and Defaulted Receivables for
        the Series 1996-R  Certificates for the Due
        Period with respect to the current
        Distribution Date . . . . . . . . . . .                  2.846%

    e.  The Invested Percentage with respect to
        Principal Receivables for the Series 1996-R
        Certificates for the Due Period with respect
        to the current Distribution Date. . . .                  2.846%

    f.  The Class A Floating Percentage for the
        Due Period with respect to the current
        Distribution Date . . . . . . . . . . .                 87.500%

    g.  The Class A Principal Percentage for the
        Due Period with respect to the current
        Distribution Date . . . . . . . . . . .                 87.500%

    h.  The Collateral Floating Percentage for the
        Due Period with respect to the current
        Distribution Date . . . . . . . . . . .                 12.500%

    i.  The Collateral Principal Percentage for the
        Due Period with respect to the current
        Distribution Date . . . . . . . . . . .                 12.500%


    3.  Delinquent Balances.


        The aggregate amount of outstanding
        balances in the Accounts which were 30
        or more days delinquent as of the end of
        the Due Period for the current Distribution
        Date. . . . . . . . . . . . . . . . . .        $920,354,197.50

                                   68 of 89

    4.  Investor Default Amount.

    a.  The aggregate amount of all Defaulted
        Receivables written off as uncollectible
        during the Due Period with respect
        to the current Distribution Date
        allocable to the Series 1996-R
        Certificates (the "Investor Default
        Amount"). . . . . . . . . . . . . . . .          $3,265,812.76

    b.  The Class A Investor Default Amount. .           $2,857,586.15

    c.  The Collateral Investor Default Amount.            $408,226.61

    5.  Investor Charge-Offs.

    a.  The amount of the Class A Investor
        Charge-Offs per $1,000 interest after
        reimbursement of any such Class A
        Investor Charge-Offs for the Due Period
        with respect to the current Distribution
        Date . . . . . . . . . . . . . . . . .                   $0.00

    b.  The amount attributable to Class A
        Investor Charge-Offs, if any, by which
        the principal balance of the
        Class A Certificates exceeds the
        Class A Invested Amount as of the end
        of the day on the Record Date with
        respect to the current Distribution
        Date. . . . . . . . . . . . . . . . . .                  $0.00

    c.  The amount of the Collateral Charge-
        Offs, if any, for the Due Period with
        respect to the current Distribution
        Date . . . . . . . . . . . . . . . . .                   $0.00

    6.  Monthly Servicing Fee.

    a.  The amount of the Monthly Servicing Fee
        payable by the Trust to the Servicer
        with respect to the current Distribution
        Date . . . . . . . . . . . . . . . . .             $285,714.29

    b.  The amount of the Interchange Monthly
        Servicing Fee payable to the Servicer
        with respect to the current Distribution
        Date . . . . . . . . . . . . . . . . .             $476,190.48

                                   69 of 89

    7.  Available Cash Collateral Amount.

    a.  The amount, if any, withdrawn
        from the Cash Collateral Account
        for the current Distribution Date
        (the "Withdrawal Amount") . . . . .                     $0.00

    b.  The amount available to be withdrawn from
        the Cash Collateral Account as of the
        end of the day on the current Distribution
        Date, after giving effect to all with-
        drawals, deposits and payments to be
        made on such Distribution Date (the
        "Available Cash Collateral Amount"
        for the next Distribution Date) . . .           $4,571,429.00

    c.  The amount as computed in 7.b as a
        percentage of the Class A Invested
        Amount after giving effect to all re-
        ductions thereof on the current Dist-
        ribution Date . . . . . . . . . . . . .                 1.143%


    8.  Collateral Invested Amount.


    a.  The Collateral Invested Amount for the
        current Distribution Date . . . . . .          $57,142,858.00

    b.  The Collateral Invested Amount after
        giving effect to all withdrawals,
        deposits and payments on the current
        Distribution Date . . . . . . . . . .          $57,142,858.00


    9.  Total Enhancement.


    a.  The total Enhancement for the current
        Distribution Date . . . . . . . . . . .        $61,714,287.00

    b.  The total Enhancement after giving ef-
        fect to all withdrawals, deposits and
        payments on the current Distribution
        Date . . . . . . . . . . . . . . . . .         $61,714,287.00

                                   70 of 89

C. The Pool Factor.

        The Pool Factor (which represents the ratio
        of the Class A Invested Amount on the last day
        of the month ending on the Record Date
        adjusted for Class A Investor Charge-Offs set
        forth in B.5.a. above and for the distributions
        of principal set forth in A.2 above to the
        Class A Initial Invested Amount).  The amount
        of a Class A Certificateholder's pro rata share
        of the Class A Invested Amount can be determined
        by multiplying the original denomination of the
        holder's Class A Certificate by the Pool
        Factor . . . . . . . . . . . . . . . . . . .      100.00000000%


D.  Deficit Controlled Amortization Amount.


     1. The Deficit Controlled Amortization Amount
        for the preceding Due Period. . . . . . . .              $0.00


                             FCC NATIONAL BANK,
                             Servicer

                             By /s/ James A. Harwood
                               ------------------------
                             Title: Vice President

                                   71 of 89

                                                                     EXHIBIT 28N

          CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT


                       FCC NATIONAL BANK

      ---------------------------------------------------

                  FIRST CHICAGO MASTER TRUST II
                           Series 1996-S
                         February 9, 1998

      ---------------------------------------------------


     Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest
Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1996-S Supplement dated as of November 1, 1996 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificate-holders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the February 17, 1998 Payment Date and with respect to the performance of the Trust during the Due Periods for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


A.  Information Regarding the Current Distribution
    (Stated on the Basis of $1000 Original Principal Amount).

    1.  The total amount of the distribution to
        Class A Certificateholders on the
        Payment Date per $1,000 interest. . . .       $5.242

    2.  The amount of the distribution set forth
        in paragraph 1 above in respect of
        principal on the  Class A Certificates,
        per $1,000 interest . . . . . . . . . .       $0.000

    3.  The amount of the distribution set forth in
        paragraph 1 above in respect of interest on
        the Class A Certificates, per $1,000
        interest. . . . . . . . . . . . . . . .       $5.242

                           72 of 89

B.  Information Regarding the Performance of the Trust.

    1.  Collections of Receivables.

    a.  The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Investor Certificates of all Series. . .      $549,356,651.83

    b.  The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Series 1996-S Certificates . . . . . . .       $13,152,740.11

    c.  The aggregate amount of Collections
        of Receivables processed for the Due
        Period with respect to the current
        Distribution Date which were allocated
        in respect of the Class A Certificates . . .       $11,508,647.60

    d.  The amount of Collections of Receivables
        processed for the Due Period with respect
        to the current Distribution Date which were
        allocated in respect of Class A
        Certificates, per $1,000 interest. . . . . .              $16.441

    e.  The amount of Excess Spread for the Due
        Period with respect to the current
        Distribution Date. . . . . . . . . . . . . .        $3,982,433.09

    f.  The amount of Reallocated Principal
        Collections for the Due Period with
        respect to the current Distribution
        Date allocated in respect of the
        Class A Certificates . . . . . . . . . . . .                $0.00

    g.  The amount of Excess Finance Charge
        Collections allocated in respect of the
        Series 1996-S Certificates, if any . . . . .                $0.00

    h.  The amount of Excess Principal Collections
        allocated in respect of the
        Series 1996-S Certificates, if any . . . . .                $0.00


    2.  Receivables in Trust.

    a.  Aggregate Principal Receivables for the
        Due Period with respect to the current
        Distribution Date (which reflects the
        Principal Receivables represented by the
        Exchangeable Seller's Certificate and by
        the Investor Certificates of all Series) . .   $16,061,397,380.91

                                   73 of 89

    b.  The amount of Principal Receivables in
        the Trust represented by the Series 1996-S
        Certificates (the "Invested Amount") for
        the Due Period with respect to the current
        Distribution Date . . . . . . . . . . .        $800,000,000.00

    c.  The amount of Principal Receivables
        in the Trust represented by the Class A
        Certificates (the "Class A Invested Amount")
        for the Due Period with respect to the
        current Distribution Date . . . . . . .        $700,000,000.00

    d.  The Invested Percentage with respect to
        Finance Charge Receivables (including
        Interchange) and Defaulted Receivables for
        the Series 1996-S  Certificates for the Due
        Period with respect to the current
        Distribution Date . . . . . . . . . . .                  4.981%

    e.  The Invested Percentage with respect to
        Principal Receivables for the Series 1996-S
        Certificates for the Due Period with respect
        to the current Distribution Date. . . .                  4.981%

    f.  The Class A Floating Percentage for the
        Due Period with respect to the current
        Distribution Date . . . . . . . . . . .                 87.500%

    g.  The Class A Principal Percentage for the
        Due Period with respect to the current
        Distribution Date . . . . . . . . . . .                 87.500%

    h.  The Collateral Floating Percentage for the
        Due Period with respect to the current
        Distribution Date . . . . . . . . . . .                 12.500%

    i.  The Collateral Principal Percentage for the
        Due Period with respect to the current
        Distribution Date . . . . . . . . . . .                 12.500%


    3.  Delinquent Balances.


        The aggregate amount of outstanding
        balances in the Accounts which were 30
        or more days delinquent as of the end of
        the Due Period for the current Distribution
        Date. . . . . . . . . . . . . . . . . .        $920,354,197.50

                                   74 of 89

    4.  Investor Default Amount.

    a.  The aggregate amount of all Defaulted
        Receivables written off as uncollectible
        during the Due Period with respect
        to the current Distribution Date
        allocable to the Series 1996-S
        Certificates (the "Investor Default
        Amount"). . . . . . . . . . . . . . . .          $5,715,172.30

    b.  The Class A Investor Default Amount. .           $5,000,775.77

    c.  The Collateral Investor Default Amount.            $714,396.53

    5.  Investor Charge-Offs.

    a.  The amount of the Class A Investor
        Charge-Offs per $1,000 interest after
        reimbursement of any such Class A
        Investor Charge-Offs for the Due Period
        with respect to the current Distribution
        Date . . . . . . . . . . . . . . . . .                   $0.00

    b.  The amount attributable to Class A
        Investor Charge-Offs, if any, by which
        the principal balance of the
        Class A Certificates exceeds the
        Class A Invested Amount as of the end
        of the day on the Record Date with
        respect to the current Distribution
        Date. . . . . . . . . . . . . . . . . .                  $0.00

    c.  The amount of the Collateral Charge-
        Offs, if any, for the Due Period with
        respect to the current Distribution
        Date . . . . . . . . . . . . . . . . .                   $0.00

    6.  Monthly Servicing Fee.

    a.  The amount of the Monthly Servicing Fee
        payable by the Trust to the Servicer
        with respect to the current Distribution
        Date . . . . . . . . . . . . . . . . .             $500,000.00

    b.  The amount of the Interchange Monthly
        Servicing Fee payable to the Servicer
        with respect to the current Distribution
        Date . . . . . . . . . . . . . . . . .             $833,333.33

                                   75 of 89

    7.  Available Cash Collateral Amount.

    a.  The amount, if any, withdrawn
        from the Cash Collateral Account
        for the current Distribution Date
        (the "Withdrawal Amount") . . . . .                    $0.00

    b.  The amount available to be withdrawn from
        the Cash Collateral Account as of the
        end of the day on the current Distribution
        Date, after giving effect to all with-
        drawals, deposits and payments to be
        made on such Distribution Date (the
        "Available Cash Collateral Amount"
        for the next Distribution Date) . . .           $8,000,000.00

    c.  The amount as computed in 7.b as a
        percentage of the Class A Invested
        Amount after giving effect to all re-
        ductions thereof on the current Dist-
        ribution Date . . . . . . . . . . . . .                1.143%


    8.  Collateral Invested Amount.


    a.  The Collateral Invested Amount for the
        current Distribution Date . . . . . .        $100,000,000.00

    b.  The Collateral Invested Amount after
        giving effect to all withdrawals,
        deposits and payments on the current
        Distribution Date . . . . . . . . . .        $100,000,000.00


    9.  Total Enhancement.


    a.  The total Enhancement for the current
        Distribution Date . . . . . . . . . . .      $108,000,000.00

    b.  The total Enhancement after giving ef-
        fect to all withdrawals, deposits and
        payments on the current Distribution
        Date . . . . . . . . . . . . . . . . .       $108,000,000.00

                                   76 of 89

C. The Pool Factor.

        The Pool Factor (which represents the ratio
        of the Class A Invested Amount on the last day
        of the month ending on the Record Date
        adjusted for Class A Investor Charge-Offs set
        forth in B.5.a. above and for the distributions
        of principal set forth in A.2 above to the
        Class A Initial Invested Amount).  The amount
        of a Class A Certificateholder's pro rata share
        of the Class A Invested Amount can be determined
        by multiplying the original denomination of the
        holder's Class A Certificate by the Pool
        Factor . . . . . . . . . . . . . . . . . . .      100.00000000%


D.  Deficit Controlled Amortization Amount.


     1. The Deficit Controlled Amortization Amount
        for the preceding Due Period. . . . . . . .              $0.00


                             FCC NATIONAL BANK,
                             Servicer



                             By  /s/ James A. Harwood
                                 _______________________________

                             Title:         Vice President

                                   77 of 89

                                                                     EXHIBIT 280

          CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT


                       FCC NATIONAL BANK

      ---------------------------------------------------

                  FIRST CHICAGO MASTER TRUST II
                           Series 1997-T
                         February 9, 1998

      ---------------------------------------------------


     Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest
Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1997-T Supplement dated as of October 1, 1997 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificate-holders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the February 17, 1998 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


A.  Information Regarding the Current Distribution
    (Stated on the Basis of $1000 Original Principal Amount).

    1.  The total amount of the distribution to
        Class A Certificateholders on the
        Payment Date per $1,000 interest. . . .       $5.192

    2.  The amount of the distribution set forth
        in paragraph 1 above in respect of
        principal on the  Class A Certificates,
        per $1,000 interest . . . . . . . . . .       $0.000

    3.  The amount of the distribution set forth in
        paragraph 1 above in respect of interest on
        the Class A Certificates, per $1,000
        interest. . . . . . . . . . . . . . . .       $5.192

                                   78 of 89

B.  Information Regarding the Performance of the Trust.

    1.  Collections of Receivables.

    a.  The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Investor Certificates of all Series.       $549,356,651.83

    b.  The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Series 1997-T  Certificates. . . . .        $11,273,777.26

    c.  The aggregate amount of Collections
        of Receivables processed for the Due
        Period with respect to the current
        Distribution Date which were allocated
        in respect of the Class A Certificates . . .      $9,864,555.11

    d.  The amount of Collections of Receivables
        processed for the Due Period with respect
        to the current Distribution Date which were
        allocated in respect of Class A
        Certificates, per $1,000 interest. . . .               $16.441

    e.  The amount of Excess Spread for the Due
        Period with respect to the current
        Distribution Date. . . . . . . . . . . .         $3,443,764.10

    f.  The amount of Reallocated Principal
        Collections for the Due Period with
        respect to the current Distribution
        Date allocated in respect of the
        Class A Certificates . . . . . . . . . .                 $0.00

    g.  The amount of Excess Finance Charge
        Collections allocated in respect of the
        Series 1997-T Certificates, if any . . .                 $0.00

    h.  The amount of Excess Principal Collections
        allocated in respect of the
        Series 1997-T Certificates, if any . . .                 $0.00

    2.  Receivables in Trust.

    a.  Aggregate Principal Receivables for the
        Due Period with respect to the current
        Distribution Date (which reflects the
        Principal Receivables represented by the
        Exchangeable Seller's Certificate and by
        the Investor Certificates of all Series).   $16,061,397,380.91

                                   79 of 89

    b.  The amount of Principal Receivables in
        the Trust represented by the Series 1997-T
        Certificates (the "Adjusted Invested Amount") for
        the Due Period with respect to the current
        Distribution Date. . . . . . . . . . . .       $685,714,286.00

    c.  The amount of Principal Receivables
        in the Trust represented by the Class A
        Certificates (the "Class A Adjusted Invested Amount")
        for the Due Period with respect to the
        current Distribution Date. . . . . . . .       $600,000,000.00

    d.  The Invested Amount for the Due Period
        with respect to the current Dist-
        tribution Date . . . . . . . . . . . . .       $685,714,286.00

    e.  The Class A Invested Amount for the Due
        Period with respect to the current
        Distribution Date. . . . . . . . . . . .
                                                       $600,000,000.00
    f.  The Invested Percentage with respect to
        Finance Charge Receivables (including
        Interchange) and Defaulted Receivables for
        the Series 1997-T  Certificates for the Due
        Period with respect to the current
        Distribution Date. . . . . . . . . . . .                 4.269%

    g.  The Invested Percentage with respect to
        Principal Receivables for the Series 1997-T
        Certificates for the Due Period with respect
        to the current Distribution Date . . . .                 4.269%

    h.  The Class A Floating Percentage for the
        Due Period with respect to the current
        Distribution Date. . . . . . . . . . . .                87.500%

    i.  The Class A Principal Percentage for the
        Due Period with respect to the current
        Distribution Date. . . . . . . . . . . .                87.500%

    j.  The Collateral Floating Percentage for the
        Due Period with respect to the current
        Distribution Date. . . . . . . . . . . .                12.500%

    k.  The Collateral Principal Percentage for the
        Due Period with respect to the current
        Distribution Date. . . . . . . . . . . .                12.500%

    3.  Delinquent Balances.

        The aggregate amount of outstanding
        balances in the Accounts which were 30
        or more days delinquent as of the end of
        the Due Period for the current Distribution
        Date . . . . . . . . . . . . . . . . . .       $920,354,197.50

                                   80 of 89

    4.  Investor Default Amount.

    a.  The aggregate amount of all Defaulted
        Receivables written off as uncollectible
        during the Due Period with respect
        to the current Distribution Date
        allocable to the Series 1997-T
        Certificates (the "Investor Default
        Amount"). . . . . . . . . . . . . . . .          $4,898,719.13

    b.  The Class A Investor Default Amount. .           $4,286,379.23

    c.  The Collateral Investor Default Amount.            $612,339.90

    5.  Investor Charge-Offs.

    a.  The amount of the Class A Investor
        Charge-Offs per $1,000 interest after
        reimbursement of any such Class A
        Investor Charge-Offs for the Due Period
        with respect to the current Distribution
        Date . . . . . . . . . . . . . . . . .                   $0.00

    b.  The amount attributable to Class A
        Investor Charge-Offs, if any, by which
        the principal balance of the
        Class A Certificates exceeds the
        Class A Adjusted Invested Amount as of the end
        of the day on the Record Date with
        respect to the current Distribution
        Date. . . . . . . . . . . . . . . . . .                  $0.00

    c.  The amount of the Collateral Charge-
        Offs, if any, for the Due Period with
        respect to the current Distribution
        Date . . . . . . . . . . . . . . . . .                   $0.00

    6.  Monthly Servicing Fee.

    a.  The amount of the Monthly Servicing Fee
        payable by the Trust to the Servicer
        with respect to the current Distribution
        Date . . . . . . . . . . . . . . . . .             $428,571.43

    b.  The amount of the Interchange Monthly
        Servicing Fee payable to the Servicer
        with respect to the current Distribution
        Date . . . . . . . . . . . . . . . . .             $714,285.71

                                   81 of 89

    7.  Available Cash Collateral Amount.

    a.  The amount, if any, withdrawn
        from the Cash Collateral Account
        for the current Distribution Date
        (the "Withdrawal Amount") . . . . .                    $0.00

    b.  The amount available to be withdrawn from
        the Cash Collateral Account as of the
        end of the day on the current Distribution
        Date, after giving effect to all with-
        drawals, deposits and payments to be
        made on such Distribution Date (the
        "Available Cash Collateral Amount"
        for the next Distribution Date) . . .           $6,857,143.00

    c.  The amount as computed in 7.b as a
        percentage of the Class A Adjusted Invested
        Amount after giving effect to all re-
        ductions thereof on the current Dist-
        ribution Date . . . . . . . . . . . . .                1.143%


    8.  Collateral Invested Amount.


    a.  The Collateral Invested Amount for the
        current Distribution Date . . . . . .         $85,714,286.00

    b.  The Collateral Invested Amount after
        giving effect to all withdrawals,
        deposits and payments on the current
        Distribution Date . . . . . . . . . .         $85,714,286.00


    9.  Total Enhancement.


    a.  The total Enhancement for the current
        Distribution Date . . . . . . . . . . .       $92,571,429.00

    b.  The total Enhancement after giving ef-
        fect to all withdrawals, deposits and
        payments on the current Distribution
        Date . . . . . . . . . . . . . . . . .        $92,571,429.00

                                   82 of 89

C. The Pool Factor.

        The Pool Factor (which represents the ratio
        of the Class A Adjusted Invested Amount on the last day
        of the month ending on the Record Date
        adjusted for Class A Investor Charge-Offs set
        forth in B.5.a. above and for the distributions
        of principal set forth in A.2 above to the
        Class A Initial Invested Amount).  The amount
        of a Class A Certificateholder's pro rata share
        of the Class A Invested Amount can be determined
        by multiplying the original denomination of the
        holder's Class A Certificate by the Pool
        Factor . . . . . . . . . . . . . . . . . . . . . . . .     100.00000000%


D.  Principal Funding Account.


     1. The Principal Funding Investment Proceeds
        deposited in the Collection Account for the
        current Distribution Date to be treated as
        Class A Available Funds. . . . . . . . . . . . . . . .            $0.00

     2. The Excess Principal Funding Investment
        Proceeds for the current Distribution Date . . . . . .            $0.00

     3. The Principal Funding Account Balance as of
        the end of the day on the current Distribution
        Date . . . . . . . . . . . . . . . . . . . . . . . . .            $0.00

     4. The Deficit Controlled Accumulation Amount for
        the preceding Due Period . . . . . . . . . . . . . . .            $0.00


E.  Reserve Account.


     1. The Reserve Draw Amount for the current
        Distribution Date . . . . . . . . . . . . . . . . . .             $0.00

     2. The amount on deposit in the Reserve Account
        as of the end of the day on the current
        Distribution Date (the "Available Reserve
        Account Amount" for the next Distribution Date). . . .            $0.00

                                                  FCC NATIONAL BANK,
                                                  Servicer


                                                  By /s/ James A. Harwood
                                                     ---------------------------
                                                  Title:  Vice President

                                   83 of 89

                                                                     EXHIBIT 28P

                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT


                               FCC NATIONAL BANK

              ---------------------------------------------------

                         FIRST CHICAGO MASTER TRUST II
                                 Series 1997-U
                               February 9, 1998

              ---------------------------------------------------


     Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1997-U Supplement dated as of October 1, 1997 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificate-holders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the February 17, 1998 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


A. Information Regarding the Current Distribution (Stated on the Basis of $1000 Original Principal Amount).

    1.  The total amount of the distribution to
        Class A Certificateholders on the
        Payment Date per $1,000 interest. . . .       $5.233

    2.  The amount of the distribution set forth
        in paragraph 1 above in respect of
        principal on the  Class A Certificates,
        per $1,000 interest . . . . . . . . . .       $0.000

    3.  The amount of the distribution set forth in
        paragraph 1 above in respect of interest on
        the Class A Certificates, per $1,000
        interest. . . . . . . . . . . . . . . .       $5.233


                                   84 of 89

B.  Information Regarding the Performance of the Trust.

    1.  Collections of Receivables.

    a.  The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Investor Certificates of all Series. . .   $549,356,651.83

    b.  The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Series 1997-U  Certificates. . . . . . .     $7,515,851.52

    c.  The aggregate amount of Collections
        of Receivables processed for the Due
        Period with respect to the current
        Distribution Date which were allocated
        in respect of the Class A Certificates . . .     $6,576,370.06

    d.  The amount of Collections of Receivables
        processed for the Due Period with respect
        to the current Distribution Date which were
        allocated in respect of Class A
        Certificates, per $1,000 interest. . . . . .            $16.441

    e.  The amount of Excess Spread for the Due
        Period with respect to the current
        Distribution Date. . . . . . . . . . . . . .      $2,279,342.75

    f.  The amount of Reallocated Principal
        Collections for the Due Period with
        respect to the current Distribution
        Date allocated in respect of the
        Class A Certificates . . . . . . . . . . . .              $0.00

    g.  The amount of Excess Finance Charge
        Collections allocated in respect of the
        Series 1997-U Certificates, if any . . . . .              $0.00

    h.  The amount of Excess Principal Collections
        allocated in respect of the
        Series 1997-U Certificates, if any . . . . .              $0.00


    2.  Receivables in Trust.

    a.  Aggregate Principal Receivables for the
        Due Period with respect to the current
        Distribution Date (which reflects the
        Principal Receivables represented by the
        Exchangeable Seller's Certificate and by the Investor Certificates of all Series). . .$16,061,397,380.91


                                   85 of 89

    b.  The amount of Principal Receivables in
        the Trust represented by the Series 1997-U
        Certificates (the "Adjusted Invested Amount") for
        the Due Period with respect to the current
        Distribution Date . . . . . . . . . . .                  $457,142,858.00

    c.  The amount of Principal Receivables
        in the Trust represented by the Class A
        Certificates (the "Class A Adjusted Invested Amount")
        for the Due Period with respect to the
        current Distribution Date . . . . . . .                  $400,000,000.00

    d.  The Invested Amount for the Due Period
        with respect to the current Dist-
        tribution Date . . . . . . . . . . . . .                 $457,142,858.00

    e.  The Class A Invested Amount for the Due
        Period with respect to the current
        Distribution Date . . . . . . . . . . . .                $400,000,000.00

    f.  The Invested Percentage with respect to
        Finance Charge Receivables (including
        Interchange) and Defaulted Receivables for
        the Series 1997-U  Certificates for the Due
        Period with respect to the current
        Distribution Date . . . . . . . . . . .                           2.846%

    g.  The Invested Percentage with respect to
        Principal Receivables for the Series 1997-U
        Certificates for the Due Period with respect
        to the current Distribution Date. . . .                           2.846%

    h.  The Class A Floating Percentage for the
        Due Period with respect to the current
        Distribution Date . . . . . . . . . . .                          87.500%

    i.  The Class A Principal Percentage for the
        Due Period with respect to the current
        Distribution Date . . . . . . . . . . .                          87.500%

    j.  The Collateral Floating Percentage for the
        Due Period with respect to the current
        Distribution Date . . . . . . . . . . .                          12.500%

    k.  The Collateral Principal Percentage for the
        Due Period with respect to the current
        Distribution Date . . . . . . . . . . .                          12.500%

    3.  Delinquent Balances.

        The aggregate amount of outstanding
        balances in the Accounts which were 30
        or more days delinquent as of the end of
        the Due Period for the current Distribution
        Date. . . . . . . . . . . . . . . . . .                  $920,354,197.50

                                    86 of 89

    4.  Investor Default Amount.

    a.  The aggregate amount of all Defaulted
        Receivables written off as uncollectible
        during the Due Period with respect
        to the current Distribution Date
        allocable to the Series 1997-U
        Certificates (the "Investor Default
        Amount"). . . . . . . . . . . . . . . .          $3,265,812.76

    b.  The Class A Investor Default Amount. .           $2,857,586.15

    c.  The Collateral Investor Default Amount.            $408,226.61

    5.  Investor Charge-Offs.

    a.  The amount of the Class A Investor
        Charge-Offs per $1,000 interest after
        reimbursement of any such Class A
        Investor Charge-Offs for the Due Period
        with respect to the current Distribution
        Date . . . . . . . . . . . . . . . . .                   $0.00

    b.  The amount attributable to Class A
        Investor Charge-Offs, if any, by which
        the principal balance of the
        Class A Certificates exceeds the
        Class A Adjusted Invested Amount as of the end
        of the day on the Record Date with
        respect to the current Distribution
        Date. . . . . . . . . . . . . . . . . .                  $0.00

    c.  The amount of the Collateral Charge-
        Offs, if any, for the Due Period with
        respect to the current Distribution
        Date . . . . . . . . . . . . . . . . .                   $0.00

    6.  Monthly Servicing Fee.

    a.  The amount of the Monthly Servicing Fee
        payable by the Trust to the Servicer
        with respect to the current Distribution
        Date . . . . . . . . . . . . . . . . .             $285,714.29

    b.  The amount of the Interchange Monthly
        Servicing Fee payable to the Servicer
        with respect to the current Distribution
        Date . . . . . . . . . . . . . . . . .             $476,190.48

                                    87 of 89

    7.  Available Cash Collateral Amount.

    a.  The amount, if any, withdrawn
        from the Cash Collateral Account
        for the current Distribution Date
        (the "Withdrawal Amount") . . . . . . .                $0.00

    b.  The amount available to be withdrawn from
        the Cash Collateral Account as of the
        end of the day on the current Distribution
        Date, after giving effect to all with-
        drawals, deposits and payments to be
        made on such Distribution Date (the
        "Available Cash Collateral Amount"
        for the next Distribution Date) . . . .        $4,571,429.00

    c.  The amount as computed in 7.b as a
        percentage of the Class A Adjusted Invested
        Amount after giving effect to all re-
        ductions thereof on the current Dist-
        ribution Date . . . . . . . . . . . . .                1.143%


    8.  Collateral Invested Amount.


    a.  The Collateral Invested Amount for the
        current Distribution Date . . . . . . .       $57,142,858.00

    b.  The Collateral Invested Amount after
        giving effect to all withdrawals,
        deposits and payments on the current
        Distribution Date . . . . . . . . . . .       $57,142,858.00


    9.  Total Enhancement.


    a.  The total Enhancement for the current
        Distribution Date . . . . . . . . . . .       $61,714,287.00

    b.  The total Enhancement after giving ef-
        fect to all withdrawals, deposits and
        payments on the current Distribution
        Date. . . . . . . . . . . . . . . . . .       $61,714,287.00

                                   88 of 89

C. The Pool Factor.

        The Pool Factor (which represents the ratio
        of the Class A Adjusted Invested Amount on the last day
        of the month ending on the Record Date
        adjusted for Class A Investor Charge-Offs set
        forth in B.5.a. above and for the distributions
        of principal set forth in A.2 above to the
        Class A Initial Invested Amount).  The amount
        of a Class A Certificateholder's pro rata share
        of the Class A Invested Amount can be determined
        by multiplying the original denomination of the
        holder's Class A Certificate by the Pool
        Factor . . . . . . . . . . . . . . . . . . .      100.00000000%

D. Principal Funding Account.

    1.  The Principal Funding Investment Proceeds
        deposited in the Collection Account for the
        current Distribution Date to be treated as
        Class A Available Funds . . . . . . . . . . .            $0.00

    2.  The Excess Principal Funding Investment
        Proceeds for the current Distribution Date               $0.00

    3.  The Principal Funding Account Balance as of
        the end of the day on the current Distribution
        Date . . . . . . . . . . . . . . . . . . . .             $0.00

    4.  The Deficit Controlled Accumulation Amount for
        the preceding Due Period . . . . . . . . . .             $0.00

E. Principal Funding Account.

    1.  The Reserve Draw Amount for the current
        Distribution Date . . . . . . . . . . . . .              $0.00

    2.  The amount on deposit in the Reserve Account
        as of the end of the day on the current
        Distribution Date (the "Available Reserve
        Account Amount" for the next Distribution Date).         $0.00


                             FCC NATIONAL BANK,
                             Servicer



                             By /s/ James A. Harwood
                                ---------------------------
                             Title: Vice President

                                   89 of 89